                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                        GENZYME CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                              GENZYME CORPORATION
                                                              One Kendall Square
                                                              Cambridge, MA 02139
  [LOGO]                                                      (617) 252-7500

DEAR STOCKHOLDERS:

    We invite you to attend our Annual Meeting of Stockholders to be held on Thursday, May 25, 2000 at State Street Bank, 225 Franklin Street, Boston, Massachusetts.

    The enclosed proxy statement explains the agenda for the meeting and voting information and procedures. It also includes information about our board of directors and senior management. Please read this booklet carefully. Also included with this proxy is a copy of our 1999 Annual Report and your proxy card.

    As we have done in the past, at the annual meeting we will review important developments in our operations since our last stockholder meeting.

    Whether or not you plan to attend, your vote is very important to us. Information about voting procedures can be found in the proxy statement. Please return a signed proxy card or give us instructions by telephone or over the Internet so that you can be sure your shares will be properly voted.

Sincerely,

[SIGNATURE]

Henri A. Termeer
Chairman and
Chief Executive Officer

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION

DATE:     Thursday, May 25, 2000

TIME:     2:00 - 4:00 p.m.

PLACE:    State Street Bank
          Enterprise Room, 5(th) floor
          225 Franklin Street
          Boston, Massachusetts

PURPOSE:

       - Re-elect one director.

       - Amend our 1990 Equity Incentive Plan to increase the number of shares of GZSP Stock available for grant by 175,000 shares.

       - Amend and restate our charter to modify the terms of the GZMO, GZSP and GZTR Stock.

       - Act on any other matter that may be properly brought before the meeting.

Under Massachusetts law, a holder of GZMO, GZSP and GZTR Stock is entitled to assert dissenters' rights of appraisal if the charter amendment, as it relates to his or her her series of tracking stock, is adopted and made effective. If the amendment proposal is approved by our stockholders and effected by us, then any holder of GZMO, GZSP or GZTR Stock, if the terms of that series is affected by the amendment and:

       - who, prior to the taking of the vote approving the amendment, files with us written objection to the amendment proposal stating that he or she intends to demand payment for his or her shares if the amendment is effected, and

       - whose shares are not voted in favor of the amendment proposal has or may have the right to demand in writing from us, within 20 days after receiving written notice from us that the amendment has become effective, payment for his or her shares and appraisal of their value. Genzyme and dissenting stockholders will have the rights and duties, and must follow the procedures, regarding appraisal demands contained in Section 86 through 98 of Chapter 156B of the General Laws of Massachusetts.

Only stockholders of record at the close of business on March 31, 2000 will be entitled to vote at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" THE THREE PROPOSALS.

WE INTEND TO HOLD A SPECIAL MEETING OF STOCKHOLDERS IN JUNE. AT THAT MEETING, YOU WILL BE ASKED TO CONSIDER AND VOTE ON A PROPOSAL TO AMEND AND RESTATE OUR CHARTER TO:

       - CREATE A NEW SERIES OF COMMON STOCK DESIGNATED AS GENZYME BIOSURGERY DIVISION COMMON STOCK;

       - CANCEL GZSP STOCK AND GZTR STOCK;

       - EXCHANGE GZSP STOCK AND GZTR STOCK FOR GENZYME BIOSURGERY DIVISION COMMON STOCK; AND

       - TRANSFER THE ASSETS OF GENZYME SURGICAL PRODUCTS AND GENZYME TISSUE REPAIR TO GENZYME BIOSURGERY.

THIS TRANSACTION IS A CONDITION TO A PROPOSED MERGER OF BIOMATRIX, INC. INTO A SUBSIDIARY OF GENZYME FOR CASH AND GENZYME BIOSURGERY COMMON STOCK, AND THE ALLOCATION OF THE BIOMATRIX ASSETS TO GENZYME BIOSURGERY. WE EXPECT TO MAIL A PROXY STATEMENT DETAILING THESE TRANSACTIONS TO YOU IN MAY.

PROXY MATERIAL MAILING DATE:
        April 18, 2000

                                          By order of the Board of Directors
                                          PETER WIRTH, CLERK

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
General Information About Voting............................      2

Stock Ownership.............................................      4

ELECTION OF DIRECTORS.......................................      6

Directors Continuing in Office..............................      7

Director Compensation.......................................      8

Executive Compensation......................................      8

Compensation Committee Report on Executive Compensation.....      8

Summary Compensation Table..................................     12

Option Grants in Last Fiscal Year...........................     13

Aggregated Option Exercises in Last Fiscal Year and Fiscal
  Year-End Option Values....................................     15

Executive Employment Agreements.............................     16

Executive Severance Agreements..............................     16

Stock Performance Graphs....................................     17

PROPOSAL TO AMEND OUR 1990 EQUITY INCENTIVE PLAN............     20

PROPOSAL TO AMEND AND RESTATE OUR CORPORATE CHARTER.........     22

Certain Transactions........................................     29

Section 16(a) Beneficial Ownership Reporting Compliance.....     30

Independent Accountants.....................................     30

Stockholder Proposals.......................................     30

Where You Can Find More Information.........................     30

APPENDICES

Appendix A--Proposed Amended and Restated Articles of
  Organization..............................................    A-1

Appendix B--Massachusetts Appraisal Law.....................    B-1

                        GENERAL INFORMATION ABOUT VOTING

Our board of directors is soliciting proxies for the 2000 Annual Meeting of Stockholders. This proxy statement explains the agenda, voting information and procedures. Please read it carefully.

In this proxy statement, references to "we," "us," "our," "the company" or "Genzyme" mean Genzyme Corporation.

WHO CAN VOTE. Only stockholders of record of each series of Genzyme common stock at the close of business on March 31, 2000 can vote at the meeting. We currently have four series of common stock, and each is publicly traded on The Nasdaq Stock Market-Registered Trademark-. We refer to them in this document by their ticker symbols:

- Genzyme General Division common stock                          is             GENZ Stock
- Genzyme Molecular Oncology Division common stock               is             GZMO Stock
- Genzyme Surgical Products Division common stock                is             GZSP Stock
- Genzyme Tissue Repair Division common stock                    is             GZTR Stock

QUORUM. In order to hold and complete the business of the annual meeting, we must have a majority in interest of the outstanding shares of

    - all four series of common stock, together as a single class, and

    - each of GZMO, GZSP and GZTR Stock, as a separate class

represented at the meeting.

SHARES OUTSTANDING AND VOTING POWER.

                                                    SHARES OUTSTANDING      NUMBER OF          TOTAL
                                                      MARCH 31, 2000     VOTES PER SHARE   VOTING SHARES
                                                    ------------------   ---------------   -------------
GENZ Stock........................................      84,773,869            1.00          84,773,869
GZMO Stock........................................      13,624,432            0.08           1,089,955
GZSP Stock........................................      14,900,615            0.61           9,089,375
GZTR Stock........................................      28,655,353            0.06           1,719,321
                                                                                            ----------
  Total...........................................                                          96,672,520

The number of votes for each series of common stock (other than GZSP Stock, which did not exist at that time) was set on January 1, 1999 and is reset every two years in accordance with our charter. The number of votes is based on an average closing stock price for each series of stock over a defined period of time.

HOW TO VOTE YOUR SHARES.  There are four ways you can vote your shares:

    - by mail;

    - by telephone;

    - on the Internet; or

    - in person, at the annual meeting.

To vote by mail, simply complete the enclosed proxy card, sign and date it, and return it in the enclosed self-addressed envelope. Instructions for voting by telephone or on the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

By signing a proxy, you are authorizing us to vote your shares at the meeting in the manner you direct. If you return a signed proxy without specific voting instructions, your shares will be voted in favor of the proposals recommended by the board of directors. If any matters come before the meeting which are not described in this proxy statement, the proxies will use their own judgment to determine how to vote your shares.

If your shares are held in a nominee name, you must request a legal proxy from your nominee as proof of ownership in order to vote at the meeting.

HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS. You may revoke or amend your proxy before it is voted by writing to us directly, submitting a new proxy with a later date, or by attending the meeting and voting in person.

WHAT IF YOU GET MORE THAN ONE PROXY CARD? This means that you have more than one account at the transfer agent and/or with a nominee. It may also mean that you hold stock in more than one series of our common stock. Your proxy card lists the number of shares you are voting. Please sign and return all proxy cards to be sure that all of your shares are voted.

We recommend you consolidate your holdings under the same name, address and tax identification number as much as possible. This will eliminate some duplication of mailings and costs. Please contact your nominee to consolidate accounts, or our transfer agent, American Stock Transfer and Trust Co., Inc. at
(800) 937-5449.

HOW THE SHARES ARE COUNTED. Approval of all of the proposals, except the charter amendment, requires the favorable vote of the majority of votes cast at the meeting. Abstentions and broker non-votes are counted for determining a quorum but are not counted for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal without a specific instruction from the owner of the shares.

Approval of the proposal to amend and restate our charter requires:

    - the affirmative vote of a majority of all shares of GENZ, GZMO, GZSP and GZTR Stock outstanding and entitled to vote, voting together as one class, with:

       -- GENZ stockholders having one vote per share;

       -- GZMO stockholders having 0.08 vote per share;

       -- GZSP stockholders having 0.61 vote per share; and

       -- GZTR stockholders having 0.06 vote per share; and

    - for those parts of the amendment specific to the GZMO Stock, GZSP Stock or GZTR Stock, adoption will require the favorable vote of a majority of all shares outstanding and entitled to vote of that series, each voting as a separate class. If the holders of the GZMO Stock, GZSP Stock or GZTR Stock, with that series voting separately, do not approve the charter amendment, then the terms of that series will not be amended.

Abstentions and broker non-votes will be treated as votes against the charter amendment.

WHAT IF YOU EXERCISE DISSENTERS' RIGHTS? As described more fully at page 27, holders of GZMO, GZSP and GZTR Stock who object to the proposed charter amendment can demand payment for and appraisal of their shares. Our board of directors has determined that if the holders of more than 5% of the shares of any one of those series exercises their appraisal rights, then the amendment will not be adopted with respect to the specific terms of that series' stock. Our board of directors, however, has reserved its right to waive that condition in part or entirely at any time.

COSTS OF SOLICITATION. We are paying Corporate Investor Communications, a proxy solicitation firm, $15,000 plus expenses to help us with the solicitation. Our employees may solicit proxies personally, electronically, by telephone or by mail. We also reimburse, on request, the fees and expenses of brokers and other nominees for sending you the proxy material and sending in your vote.

RESULTS OF THE VOTING. We will announce the results of the voting at the annual meeting. We will also publish the results in our quarterly report on Form 10-Q that we will file with the Securities and Exchange Commission in August.

ANNUAL MEETING TO BE BROADCAST ON OUR WEB SITE. The annual meeting will be broadcast live over the Internet at our corporate web site at HTTP://WWW.GENZYME.COM in the "Investor Information--Events" section. To listen to the meeting you need a computer equipped with speakers and a sound card.

                                STOCK OWNERSHIP

    This table shows how many shares are held by anyone that owns more than 5% of any series of our common stock. The information in this table is as of February 29, 2000 and is based on the most recent SEC filings by these entities as to their ownership of our stock. Unless noted, each stockholder has sole voting and investment power for the shares listed in the table.

                                                                   NUMBER OF SHARES BENEFICIALLY OWNED
                                                                   -----------------------------------
                                                                       (* INDICATES LESS THAN 1%)
                                                                       --------------------------
                                           GENZ                   GZMO                  GZSP                   GZTR
                                          STOCK         %        STOCK        %         STOCK        %         STOCK        %
                                        ----------   --------   --------   --------   ---------   --------   ---------   --------
Baupost Group, Inc. (1)...............           0        *           0        *      1,458,583      9.8             0        *
44 Brattle Street
Cambridge, MA 02139

CitiGroup Inc. (2)....................   2,829,435      3.3     148,379      1.1      1,180,850      7.9             0        *
153 East 53(rd) Street
New York, NY 10043

FMR Corp. (3).........................   7,796,291      9.2           0        *            172        *             0        *
82 Devonshire Street
Boston, MA 02109

Iridian Asset Management, LLC (4).....   4,599,600      5.4           0        *        557,551      3.8             0        *
276 Post Road West
Westport, CT 06880

State of Wisconsin Investment Board          6,100        *           0        *              0        *     3,062,148     10.7
  (5).................................
P.O. Box 7842
Madison, WI 53707

Wellington Management Co., L.L.P.       11,681,859     13.8     906,799      6.7      2,076,822     14.0       492,502      1.7
  (6).................................
75 State Street
Boston, MA 02109

------------------------

(1) Baupost Group, Inc. is an investment management company. No single client of Baupost owns more than 5% of the shares listed.

(2) Citigroup Inc. is a holding company and investment manager and advisor for Citicorp Bank, and is reporting the shares listed for certain of its subsidiaries. Citigroup has sole power to vote 2,350,763 of the shares of GENZ Stock and 138,482 of the shares of GZMO Stock listed, and shares voting and dispositive power for all of the shares listed, including with:

    - SSB Citi Fund Management LLC, an investment advisor that shares voting and dispositive power for 1,020,071 of the shares of GZSP Stock listed; and

    - Salomon Brothers Holdings, Inc., a holding company that shares voting and dispositive power for 1,165,703 of the shares of GZSP Stock listed.

No single client of Citigroup or its subsidiaries owns more than 5% of the shares listed.

(3) FMR Corp. is a holding company and is reporting the shares listed for several subsidiaries, who act as investment advisors. FMR has sole power to vote 380,154 shares of the GENZ Stock and 111 shares of the GZSP Stock listed. No single client of FMR or its subsidiaries owns more than 5% of the shares listed.

(4) Iridian is a registered investment advisor and is reporting the shares listed as part of a group that includes:

    - LC Capital Management LLC;

    - CL Investors, Inc.;

    - COLE Partners LLC;

    - Iridian Partners Fund, L.P.;

    - Iridian Private Business Value Equity Fund, L.P.; and

    - David L. Cohen and Harold J. Levy.

Iridian, LC Capital and CL Investors share voting and dispositive power for 4,274,400 of the shares of GENZ Stock listed. COLE shares voting and dispositive power for 40,600 of the shares of GENZ Stock listed. Iridian Partners shares voting and dispositive power for 7,300 of the shares of GENZ Stock listed. Iridian Private Business shares voting and dispositive power for 40,600 of the shares of GENZ Stock listed. Messrs. Cohen and Levy, who are the controlling stockholders of CL Investors, each share voting and dispositive power for 4,599,600 of the shares of GENZ Stock listed, including 325,200 shares of the GENZ Stock owned by First Eagle Fund of America. Iridian has sole power to vote 407,372 of the shares of GZSP Stock listed. No single client of Iridian owns more than 5% of the shares listed.

(5) The State of Wisconsin Investment Board is a government agency that manages public pension funds.

(6) Wellington Management Co., L.L.P. is a registered investment advisor. Its clients can receive or direct the receipt of dividends and proceeds from sales of shares disposed of by Wellington Management. No single client owns more than 5% of the shares listed. Wellington Management has shared power to dispose or to direct the disposition of 11,663,459 shares of GENZ Stock, 906,799 shares of GZMO Stock and 2,076,822 shares of GZSP Stock, and has shared power to vote or to direct the vote with respect to 6,957,639 shares of GENZ Stock, 734,849 shares of GZMO Stock, 1,876,122 shares of GZSP Stock and 298,685 shares of GZTR Stock.
                            ------------------------

    This table shows how much of each series of our common stock is held by the executive officers listed in the compensation table on page 12, our directors, and all of our current executive officers and directors together. It also includes information about the ownership of Genzyme Transgenics Corporation, a 30% owned subsidiary of Genzyme, whose stock is referred to by its ticker symbol, GZTC. Unless otherwise noted, each director and officer has sole voting and investment power for the shares listed. The information in this table is as of February 29, 2000.

                                                     NUMBER OF SHARES BENEFICIALLY OWNED (1)
                                                                            -----------------------------
                                                            (* INDICATES LESS THAN 1%)
                                                                                  -----------------------
                                           GENZ                   GZMO                  GZSP
                                           STOCK        %        STOCK        %        STOCK        %
                                         ---------   --------   --------   --------   --------   --------
    Henri A. Termeer (2)...............    738,430       *       71,467        *      229,559      1.5
    Earl M. Collier, Jr. (3)...........     79,262       *        6,689        *       50,563        *
    Alan E. Smith......................    151,932       *       17,644        *        3,936        *
    G. Jan van Heek (4)................    120,756       *        6,399        *        4,124        *
    Peter Wirth........................    149,333       *       20,618        *       52,230        *
    Constantine E. Anagnostopoulos.....     42,000       *        2,916        *        1,074        *
    Douglas A. Berthiaume (5)..........     44,100       *        7,340        *        3,311        *
    Henry E. Blair.....................     50,600       *       19,339        *        4,475        *
    Robert J. Carpenter (6)............     29,095       *        3,764        *        1,756        *
    Charles L. Cooney (7)..............     15,350       *        4,478        *        2,841        *
    Henry R. Lewis.....................     34,600       *        2,980        *          465        *
    All current officers and directors
      as a group (15 people) (8).......  1,704,022     2.0      189,328      1.4      373,064      2.5

                                      NUMBER OF SHARES BENEFICIALLY OWNED (1)
                                     -------
                                             (* INDICATES LESS THAN 1%)

                                       GZTR                   GZTC
                                       STOCK        %        STOCK        %
                                     ---------   --------   --------   --------
    Henri A. Termeer (2)...........    973,367     3.4       32,500       *
    Earl M. Collier, Jr. (3).......     23,507       *        1,000       *
    Alan E. Smith..................     45,384       *       20,000       *
    G. Jan van Heek (4)............     50,201       *        1,700       *
    Peter Wirth....................     40,447       *        1,200       *
    Constantine E. Anagnostopoulos.     15,168       *            0       *
    Douglas A. Berthiaume (5)......     82,115       *            0       *
    Henry E. Blair.................     21,911       *       21,000       *
    Robert J. Carpenter (6)........     31,213       *            0       *
    Charles L. Cooney (7)..........     24,829       *            0       *
    Henry R. Lewis.................     12,057       *            0       *
    All current officers and direct
      as a group (15 people) (8)...  1,409,565     4.9       77,400       *

------------------------

    (1) The shares listed include the following stock options exercisable within 60 days of February 29, 2000:

                                                      GENZ            GZMO            GZSP            GZTR            GZTC
                                                  STOCK OPTIONS   STOCK OPTIONS   STOCK OPTIONS   STOCK OPTIONS   STOCK OPTIONS
                                                  -------------   -------------   -------------   -------------   -------------
    Henri A. Termeer............................      518,240         52,080         31,500          174,939         23,000
    Earl M. Collier, Jr.........................       78,454          6,684         31,500           21,135             --
    Alan E. Smith...............................      128,818         17,618          3,900           38,810         20,000
    G. Jan van Heek.............................      117,795          6,350          1,920           39,072          1,200
    Peter Wirth.................................      147,119         20,442          1,920           37,463          1,200
    Constantine E. Anagnostopoulos..............       31,000          2,700             --           14,028             --
    Douglas A. Berthiaume.......................       25,600          6,638             --           17,827             --
    Henry E. Blair..............................       25,600          6,638             --           17,827         20,000
    Robert J. Carpenter.........................       18,400          2,700             --           13,208             --
    Charles L. Cooney...........................        6,000          2,700             --           13,488             --
    Henry R. Lewis..............................       32,000          2,700             --           11,024             --
    All current officers and directors as a
      group (15 people).........................    1,362,430        151,904         78,710          469,600         65,400

    The shares listed in this footnote for Mr. van Heek and for all current officers and directors as a group include 31,209 shares of GENZ Stock and 2,043 shares of GZTR Stock subject to stock options held by Mr. van Heek's wife. Mr. van Heek disclaims beneficial ownership of shares held by his wife.

    (2) The stock beneficially owned by Mr. Termeer includes:

                                                GENZ STOCK   GZMO STOCK   GZSP STOCK   GZTR STOCK
                                                ----------   ----------   ----------   ----------
        - shares held by his wife.............    1,123         120          201         6,900
        - shares held in a trust..............      500          --           --         8,649

    The shares held in trust are for the benefit of Mr. Termeer's son.
    Mr. Termeer disclaims beneficial ownership of all shares held by his wife and the trust.

    (3) Mr. Collier's wife owns 9,000 shares of GZSP Stock. Mr. Collier disclaims beneficial ownership of all shares held by his wife.

    (4) Mr. van Heek's wife owns 1,089 shares of GENZ Stock, 42 shares of GZMO Stock, 168 shares of GZSP Stock and 637 shares of GZTR Stock. Mr. van Heek disclaims beneficial ownership of all shares held by his wife.

    (5) Mr. Berthiaume's wife owns 2,000 shares of GENZ Stock, 216 shares of GZMO Stock, 358 shares of GZSP Stock and 1,560 shares of GZTR Stock.
    Mr. Berthiaume disclaims beneficial ownership of all shares held by his wife.

    (6) Mr. Carpenter's wife owns 348 shares of GENZ Stock, 41 shares of GZMO Stock, 62 shares of GZSP Stock, and 44 shares of GZTR Stock. Mr. Carpenter disclaims beneficial ownership of all shares held by his wife.

    (7)  The stock beneficially owned by Dr. Cooney includes:

                                                GENZ STOCK   GZMO STOCK   GZSP STOCK   GZTR STOCK
                                                ----------   ----------   ----------   ----------
        - held jointly with his wife..........    8,910        1,732        2,763        11,329
        - held by his wife....................      120           12           21             3
        - held by his son.....................      320           34           57             9

    Dr. Cooney disclaims beneficial ownership of all shares held individually by his wife and by his son.

    (8) In addition to the shares listed in footnotes 1 through 7 above, the shares listed include the following:

                                                GENZ STOCK   GZMO STOCK   GZSP STOCK   GZTR STOCK
                                                ----------   ----------   ----------   ----------
        - shares held jointly with the spouse
          of an officer.......................       --          71           --           --
        - shares held by the son of an
      officer.................................    2,757         297          493          242

                             ELECTION OF DIRECTORS

    We currently have seven directors. Our board has decided to change the number of directors to six. Our charter divides the board of directors into three classes, with each class being as equal in size as possible. Each class of directors is elected for a three-year term. Mr. Lewis, whose current term as a director expires at the annual meeting, has decided to retire from the board. We are actively looking for a new board member to replace Mr. Lewis.

    Mr. Termeer has been nominated for re-election to a term of office expiring in 2003. Mr. Termeer has agreed to serve as a director if he is elected. If for some reason Mr. Termeer is unable to serve, the board will propose a substitute nominee and the proxies will vote to approve the election of the substitute nominee. The following biography gives you information about Mr. Termeer followed by biographies of the directors who are continuing in office.

HENRI A. TERMEER, director since 1983

    Mr. Termeer, 54, has served as President of Genzyme since October 1983, Chief Executive Officer since December 1985 and Chairman of the Board since May 1988. For ten years prior to joining Genzyme,

Mr. Termeer worked for Baxter Travenol Laboratories, Inc., a manufacturer of human health care products. Mr. Termeer is also a director of ABIOMED, Inc., AutoImmune Inc., Diacrin, Inc., GelTex Pharmaceuticals, Inc. and Genzyme Transgenics, and a trustee of Hambrecht & Quist Healthcare Investors and of Hambrecht & Quist Life Sciences Investors.

                         DIRECTORS CONTINUING IN OFFICE

    The following directors were elected at our 1998 annual meeting for terms ending in 2001:

DOUGLAS A. BERTHIAUME, director since 1988

    Mr. Berthiaume, 51, is Chairman, President and Chief Executive Officer of Waters Corporation, a high technology manufacturer of products used for analysis and purification. From November 1990 to August 1994, he was President of the Waters Division of Millipore Corporation.

HENRY E. BLAIR, director since 1981

    Mr. Blair, 56, is the Chairman and Chief Executive Officer of Dyax Corp., a privately held bioseparation, pharmaceutical discovery and development company, and a consultant to several companies, including Genzyme. Prior to January 1990, Mr. Blair was Senior Vice President, Scientific Affairs of Genzyme. Before joining Genzyme in 1981, he was Associate Director of the New England Enzyme Center at Tufts University School of Medicine. Mr. Blair is also a director of Genzyme Transgenics and Celtrix Pharmaceuticals, Inc.

    The following directors were elected at our 1999 annual meeting for terms ending in 2002:

CONSTANTINE E. ANAGNOSTOPOULOS, director since 1986

Dr. Anagnostopoulos, 77, is Managing General Partner of Gateway Associates, which is the general partner of Gateway Venture Partners III, L.P., a venture capital partnership. He is a retired corporate executive of Monsanto Company.

ROBERT J. CARPENTER, director since 1994

    Mr. Carpenter, 55, is Chairman of GelTex Pharmaceuticals, Inc., a publicly held pharmaceutical development company which he co-founded in November 1991 and where he served as President and Chief Executive Officer until May 1993. He was President and Chief Executive Officer of VacTex, Inc., a privately held biotechnology company which he co-founded, from November 1995 until its acquisition by Aquila Biopharmaceuticals, Inc. in April 1998. Mr. Carpenter was Chairman of the Board, President and Chief Executive Officer of Integrated Genetics, Inc., a biotechnology company that merged with us in 1989. Following the merger and until 1991, Mr. Carpenter was Executive Vice President of Genzyme, and Chief Executive Officer and Chairman of the Board of IG Laboratories, Inc. He is also a director of Aquila Biopharmaceuticals.

CHARLES L. COONEY, director since 1983

    Dr. Cooney, 55, is a Professor of Chemical and Biochemical Engineering and Co-Director of the Program on the Pharmaceutical Industry at Massachusetts Institute of Technology. Dr. Cooney joined the MIT faculty as an Assistant Professor in 1970 and became a Professor in 1982. Dr. Cooney is a director of CUNO, Inc., a high technology manufacturer of filtration products for separation, clarification and purification of liquids and gases. He is also a principal of BioInformation Associates, Inc., a consulting company.
                            ------------------------

    The board of directors held nine meetings during 1999, and each director attended at least 75% of all meetings of the board and all committees of the board on which he served, except for Dr. Anagnostopoulos, who attended 67% of the audit committee meetings and Mr. Lewis, who attended 67% of all board meetings and 67% of the audit committee meetings. The board has audit and compensation committees, but does not have a nominating committee.

    The audit committee held three meetings in 1999. Current members are Messrs. Lewis (chairman), Berthiaume, Carpenter and Dr. Anagnostopoulos. The purpose of the committee is to ensure that the financial information provided to our stockholders and others is reliable and that the systems of control that we have established effectively safeguard our assets. The committee reviews the general scope and results of our annual audit, the fee charged by our independent accountants and issues relating to internal control systems.

    The compensation committee held six meetings in 1999. Current members are Drs. Cooney (chairman) and Anagnostopoulos, and Messrs. Berthiaume and Lewis. The committee determines the compensation to be paid to all executive officers, including the chief executive officer, and administers our equity incentive plans.

                             DIRECTOR COMPENSATION

    Employee directors do not receive any additional compensation for their service on the board of directors. Non-employee directors receive a quarterly retainer of $6,250. Under our director deferred compensation plan, each director can choose to defer his retainer fee:

    - in exchange for cash or a combination of cash and stock;

    - into stock accounts allocated to GENZ Stock, GZMO Stock, GZSP Stock and/or GZTR Stock; and

    - until his service as a director ends or until a specified date.

    As of March 31, 2000, one of the six eligible directors was participating in the deferred compensation plan.

    Directors also receive stock option grants for each year (or partial year) served on the board. Grants are made when a director is elected or re-elected to the board. The terms of these grants include:

    - 4,000 shares each of GENZ, GZMO, GZSP and GZTR Stock for each year of a director's term of office;

    - an exercise price equal to the closing price of each series of stock on the date of grant;

    - 4,000 shares become exercisable on the date of each annual meeting following the date of grant; and

    - each grant has a term of ten years.

    Mr. Blair has provided consulting services to us since 1990. Mr. Blair's agreement requires a minimum of 25 days of consulting services during the year. He receives an annual fee of $50,000. We paid Mr. Blair $36,058 in 1999 under this agreement.

    Dr. Cooney has provided consulting services to us since 1983. Dr. Cooney's agreement covers 15 days of consulting services during the year for an annual fee of $30,000. For each day he works in excess of 15 days he will be paid $2,000 per day or $250 per hour. We paid Dr. Cooney $30,000 in 1999.

    Mr. Carpenter entered into a consulting contract with us in 1998.
Mr. Carpenter is paid $2,000 per day, and for partial days at a rate of $250 per hour. Mr. Carpenter received no payment for services in 1999.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Our executive compensation program is designed to attract, reward and motivate executive officers who contribute to our long-term success. We also seek to align executive compensation with the achievement of business objectives and individual and corporate performance.

    There are three elements to our executive compensation program:

    - base salary;

    - annual incentive bonuses; and

    - stock option grants.

    For 1999, we sought to achieve a total compensation package for each officer that is between the 40(th) and 60(th) percentile (and at approximately the 55(th) percentile for Mr. Termeer) of a blended market rate of total compensation paid to officers in comparable positions at other companies in the pharmaceutical and biotechnology industries. The blended market rate is weighted 40% toward large biotechnology companies and 60% toward pharmaceutical companies (50/50 in the case of Mr. Termeer). We believe this is an appropriate measure of cash compensation because we are regarded in the employment market as a growing small pharmaceutical company.

    BASE SALARY. For 1999, Mr. Termeer recommended merit increases and base salary amounts for each officer other than himself based on his assessment of each officer's individual performance. We approved his recommendations after reviewing an analysis of compensation data gathered from two surveys prepared by independent compensation consultants. These surveys focused on cash compensation compiled for the biotechnology and pharmaceutical industries. Genzyme was one of the companies included in each survey. These surveys were used to establish the blended market rates used in our total compensation package.

    We did not seek to set each officer's salary at the same percentile within the established range. We evaluated Mr. Termeer's recommendation regarding each officer's base salary in light of the range established for that officer's position, taking into account the officer's tenure and our subjective assessment of individual performance. For 1999, base salaries ranged from the first to the fourth quartile of the ranges developed from the blended survey data.

    INCENTIVE BONUSES. A significant portion of the direct pay of officers consists of annual incentive bonuses. The bonus targets are closely tied to performance measures, at both the corporate level and at individual areas of responsibility. We established a bonus target for each officer prior to the beginning of 1999 using the same survey data considered in setting base salaries. Mr. Termeer recommended the bonus targets for all officers other than himself and we evaluated and approved the targets.

    The bonus targets included both an individual performance component and a corporate performance component for all officers. The individual performance component was payable at the discretion of Mr. Termeer based on his evaluation of each officer's performance for the year. The corporate performance component was payable at our discretion based on the extent to which Genzyme achieved the operating income goals approved by the board of directors in connection with setting the 1999 annual budget. For each 2% reduction in meeting these goals, we would decrease the corporate bonus by 5%. If Genzyme did not achieve at least 86% of the established operating income goals for 1999, then we would not pay any corporate bonus.

    The 1999 combined bonus targets represented from 52% to 80% of base salary. The amount payable based on corporate performance represented 30% to 51% of the total bonus payable. For 1999, Genzyme achieved 96% of the total operating income goals established in the 1999 budget. As a result, we awarded each officer 90% of his or her targeted corporate bonus.

    STOCK OPTIONS. We have established guidelines to limit the total number of options that may be granted in a fiscal year to a stated percentage of shares outstanding. Annual option awards for GENZ Stock, GZMO Stock and GZTR Stock were made in May 1999 to all qualified employees of the company, excluding the executive officers. In January 1999, we granted stock options to officers under a new premium long-term equity incentive plan. This program uses premium-priced stock options to meet our objectives of retaining executives and providing them with a long-term incentive to achieve superior increases in shareholder value. The number of options granted to each officer was based on survey data with respect to comparable positions in other biotechnology and pharmaceutical companies. The following range of option grants were made to officers under the premium option program:

                                                                  PREMIUM TO MARKET PRICE
                                        RANGE OF SHARES GRANTED      ON DATE OF GRANT
                                        -----------------------   -----------------------
GENZ Stock............................          27,400-116,090               20%
GZMO Stock............................            8,694-36,835              100%
GZTR Stock............................            8,694-36,835              100%

    After the formation of Genzyme Surgical Products in June 1999, in
August 1999 we made stock option awards for GZSP Stock to officers, at the same time that GZSP Stock option awards were made to employees of Genzyme Surgical Products and other qualified employees, most of whom did not receive stock option grants at the time of the annual option grant in May 1999. We granted options to officers in a range of 4,750 to 157,500 shares of GZSP Stock. We determined the size of each officer's award based on an overall dilution target for all option grants for GZSP Stock plus each officer's level of involvement in Genzyme Surgical Products' business. Mr. Collier's grant was based on an ownership target of 1%.

    In May 1999, we accelerated the exercisability of GENZ Stock options granted to each of the officers in 1995 under a long-term incentive program, so that the options became exercisable immediately. As an incentive to tie performance to increasing shareholder value, the program provided for this acceleration at our discretion if certain target stock prices were achieved over a 90-day period from April 1, 1998 through March 31, 1999.

    MR. TERMEER'S COMPENSATION. In fixing Mr. Termeer's base salary for 1999, we considered chief executive officer compensation data contained in the same surveys of biotechnology and pharmaceutical companies used in setting the base salaries for the other officers. We fixed Mr. Termeer's 1999 base salary at the 55(th) percentile of the range established by the survey data based on the same factors considered in setting the base salaries for the other officers. In addition, we considered several corporate performance measures from 1998:

    - consolidated revenues increased 17% to $709.3 million;

    - consolidated net income increased 59% to $62.6 million;

    - sales of Cerezyme-Registered Trademark- enzyme and Ceredase-Registered Trademark- enzyme reached a record $411.1 million, a 24% increase;

    - we received FDA marketing approval for Renagel-Registered Trademark-capsules in November;

    - we received FDA marketing approval for Thyrogen-Registered Trademark-hormone in December;

    - sales of Carticel-Registered Trademark- chondrocytes increased 66% worldwide and 82% in the U.S.; and

    - in November, GZMO Stock began trading on Nasdaq following a distribution of GZMO Stock to GENZ stockholders.

    We believe that a significant portion of Mr. Termeer's cash compensation should be tied to performance. Therefore, we set Mr. Termeer's 1999 combined bonus target at 100% of his base salary. Approximately 40% of Mr. Termeer's bonus target was payable based on individual performance and 60% was payable based on corporate performance. Mr. Termeer received 90% of his targeted corporate bonus. We awarded Mr. Termeer 100% of his targeted individual performance bonus based on several achievements during the year, including:

    - creation of Genzyme Surgical Products, and distribution of GZSP Stock to GENZ stockholders in June 1999;

    - completion of a phase III clinical trial to evaluate the use of Fabrazyme-TM- enzyme replacement therapy to treat patients with Fabry disease;

    - European approval for Sepra Film-Registered Trademark- bioresorbable membrane for use in cardiac surgery;

    - a collaboration with researchers at Beth Israel Deaconess Medical Center in Boston to develop a treatment for cystic fibrosis based on a formulation designed to correct the lipid imbalance in cystic fibrosis patients to alleviate symptoms of the disease;

    - a collaboration with researchers at Mt. Sinai Medical Center to develop a therapy for Niemann-Pick disease;

    - completion of a phase III clinical trial of ATIII for the control of blood clotting;

    - establishment of a pre-clinical research program for pemphigus vulgaris, a fatal autoimmune disorder, through the acquisition of Peptimmune, Inc.;

    - a collaboration with Skye PharmaTech, Inc. for a point-of-care stroke diagnostic product;

    - an agreement to market Focal, Inc.'s surgical sealants in North America;
      and

    - a collaboration with Genovo, Inc. to develop gene therapy treatments for lysosomal storage diseases.

    In January 1999, we granted Mr. Termeer options to purchase 232,901 shares of GENZ Stock, 73,899 shares of GZMO Stock and 73,899 shares of GZTR Stock under the long-term premium option program based on the same analysis used for granting premium options to the other officers. In May 1999 we accelerated the exercisability of options to purchase 56,820 shares of GENZ Stock that were granted to Mr. Termeer in 1995 under the same long-term program considered for the other officers. In August 1999, we granted Mr. Termeer options to purchase 157,500 shares of GZSP Stock based on an ownership target of 1%.

    TAX LAW LIMITS ON EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code limits the tax deduction available to Genzyme for compensation paid to the chief executive officer and the other four most highly paid officers in excess of $1,000,000 in any fiscal year. Certain performance based compensation that has been approved by stockholders is not subject to the limit. Our stockholders have approved an amendment to the 1990 Equity Plan designed to maximize the deductibility of certain awards under that plan. We reserve the authority to award compensation that is not fully deductible under the statute if such an award is consistent with our compensation policies and is in the best interests of the company and its stockholders.

                                          By the Compensation Committee,

                                          CHARLES L. COONEY, CHAIRMAN
                                          CONSTANTINE E. ANAGNOSTOPOULOS
                                          DOUGLAS A. BERTHIAUME
                                          HENRY R. LEWIS

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                      COMPENSATION AWARDS
                                                      ANNUAL                    SECURITIES UNDERLYING OPTIONS(#)
                                                   COMPENSATION       ----------------------------------------------------
NAME AND                                       --------------------     GENZ       GZMO       GZSP       GZTR       GZTC
PRINCIPAL POSITION                    YEAR     SALARY($)   BONUS($)    STOCK      STOCK      STOCK      STOCK      STOCK
----------------------------------  --------   ---------   --------   --------   --------   --------   --------   --------
Henri A. Termeer..................    1999      850,000    786,250    232,901     73,899    157,500     73,899        --
  Chief Executive                     1998      803,223    698,670     72,800     31,200         --     31,200     9,000
  Officer                             1997      688,697    526,397     78,000     66,000         --     52,000     3,000

Earl M. Collier, Jr...............    1999      365,000    201,000     92,115     29,228    157,500     29,228        --
  Executive Vice                      1998      356,539    170,000     21,835      5,459         --      5,459        --
  President                           1997      296,635    100,000     84,987      7,500         --     39,918        --

Alan E. Smith.....................    1999      330,000    172,500     83,282     26,425     19,500     26,425        --
  Senior Vice                         1998      317,000    175,000     40,269      6,544         --      6,544        --
  President,                          1997      285,500    127,050     13,169     25,000         --      6,585     6,000
  Research; Chief
  Scientific Officer

G. Jan van Heek...................    1999      350,000    220,000     88,330     28,027      9,600     28,027        --
  Executive Vice                      1998      330,154    225,000     16,189      4,625         --      9,251     2,000
  President                           1997      287,860    153,915     13,169      7,500         --      6,585        --

Peter Wirth.......................    1999      460,000    221,000    116,090     36,835      9,600     36,835        --
  Executive Vice                      1998      445,462    225,000     23,804     13,602         --      6,801     2,000
  President; Chief                    1997      401,564    169,400     27,205     25,000         --     13,602        --
  Legal Officer


                                        ALL OTHER
                                      COMPENSATION
                                    -----------------
NAME AND
PRINCIPAL POSITION                       ($)(1)
----------------------------------  -----------------
Henri A. Termeer..................       18,504
  Chief Executive                        16,932
  Officer                                17,742
Earl M. Collier, Jr...............        2,000
  Executive Vice                          3,296
  President                               1,904
Alan E. Smith.....................        2,000
  Senior Vice                             2,500
  President,                              2,116
  Research; Chief
  Scientific Officer
G. Jan van Heek...................        2,000
  Executive Vice                          2,500
  President                               1,367
Peter Wirth.......................        2,000
  Executive Vice                          2,500
  President; Chief                        2,008
  Legal Officer

------------------------

(1) Amounts consist of Genzyme contributions under our retirement savings plan, a 401(k) plan. For Mr. Termeer, the reported amounts also include the following insurance premiums we paid for life and disability insurance benefits:

1999.......................................  $16,504
1998.......................................  $14,432
1997.......................................  $15,741

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                      -----------------------------------------------------
                                                      % OF TOTAL
                                        NUMBER OF      OPTIONS                                   POTENTIAL REALIZABLE VALUE AT
                                       SECURITIES     GRANTED TO   EXERCISE OR                   ASSUMED ANNUAL RATES OF STOCK
                                       UNDERLYING     EMPLOYEES    BASE PRICE                 PRICE APPRECIATION FOR OPTION TERM
                                         OPTIONS      IN FISCAL     ($/SHARE)    EXPIRATION   -----------------------------------
NAME                                  GRANTED(#)(1)      1999          (1)          DATE         5%($)(2)            10%($)(2)
----                                  -------------   ----------   -----------   ----------   --------------       --------------
Henri A. Termeer
  GENZ Stock........................     232,901         8.03         58.88       01/25/09        4,900,809           15,925,954
  GZMO Stock........................      73,899        12.00          5.38       01/25/09          (73,717)             117,941
  GZSP Stock........................     157,500         5.25          6.69       08/26/09          662,452            1,678,785
  GZTR Stock........................      73,899         7.20          7.75       01/25/09         (106,269)             170,023

Earl M. Collier, Jr.
  GENZ Stock........................      92,115         3.17         58.88       01/25/09        1,938,326            6,298,896
  GZMO Stock........................      29,228         4.75          5.38       01/25/09          (29,156)              46,647
  GZSP Stock........................     157,500         5.25          6.69       08/26/09          662,452            1,678,785
  GZTR Stock........................      29,228         2.85          7.75       01/25/09          (42,031)              67,246

Alan E. Smith
  GENZ Stock........................      83,282         2.87         58.88       01/25/09        1,752,458            5,694,889
  GZMO Stock........................      26,425         4.29          5.38       01/25/09          (26,360)              42,174
  GZSP Stock........................      19,500         0.65          6.69       08/26/09           82,018              207,850
  GZTR Stock........................      26,425         2.57          7.75       01/25/09          (38,000)              60,797

G. Jan van Heek
  GENZ Stock........................      88,330         3.04         58.88       01/25/09        1,858,680            6,040,075
  GZMO Stock........................      28,027         4.55          5.38       01/25/09          (27,958)              44,731
  GZSP Stock........................       9,600         0.32          6.69       08/26/09           40,378              102,326
  GZTR Stock........................      28,027         2.73          7.75       01/25/09          (40,304)              64,483

Peter Wirth
  GENZ Stock........................     116,090         4.00         58.88       01/25/09        2,442,819            7,938,325
  GZMO Stock........................      36,835         5.98          5.38       01/25/09          (36,744)              58,788
  GZSP Stock........................       9,600         0.32          6.69       08/26/09           40,378              102,326
  GZTR Stock........................      36,835         3.59          7.75       01/25/09          (52,970)              84,748

All Genzyme stockholders (3)
  GENZ Stock........................          --           --         58.88             --    3,139,283,432        7,923,961,037
  GZMO Stock........................          --           --          5.38             --       45,830,041          115,589,040
  GZSP Stock........................          --           --          6.69             --       62,538,274          158,053,976
  GZTR Stock........................          --           --          7.75             --      139,224,350          351,484,426

------------------------

(1) Options were granted under the 1990 Equity Incentive Plan and have ten year terms. These options were granted at:

    - 120% of fair market value on the date of grant for GENZ Stock;

    - 200% of fair market value on the date of grant for each of GZMO Stock and GZTR Stock; and

    - 100% of fair market value on the date of grant for GZSP Stock.

The GENZ, GZMO and GZTR stock options vest in one-third increments on each of January 25, 2001, 2002 and 2003. The GZSP Stock options are exercisable 20% on the date of grant and an additional 20% of the shares will vest annually over the next four years on the anniversary of the date of grant.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and are not intended to forecast future appreciation, if any, in the price of the securities. No gain is possible without an increase in the price of the underlying stock, which will benefit all stockholders. In order to realize the potential values in the 5% and 10% columns of this table, the trading price of the stocks would have to be approximately 63% and 159% above the respective exercise prices for each option, or:

                             OPTION GRANT    63% PRICE   159% PRICE
                            EXERCISE PRICE   INCREASE     INCREASE
                            --------------   ---------   ----------
-          GENZ Stock           $58.88        $95.97       $152.50
-          GZMO Stock           $ 5.38        $ 8.77       $ 13.93
-          GZSP Stock           $ 6.69        $10.90       $ 17.33
-          GZTR Stock           $ 7.75        $12.63       $ 20.07

(3) The amounts shown for all our stockholders reflect the potential value if the GENZ, GZMO, GZSP or GZTR Stocks appreciate at the rates shown over the term of the options, if stockholders bought the shares in 1999 at the listed option exercise prices.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY
                                          SHARES                              OPTIONS AT                    OPTIONS AT
                                        ACQUIRED ON       VALUE          DECEMBER 31, 1999(#)          DECEMBER 31, 1999($)
NAME                                    EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
----                                    -----------   --------------   -------------------------   ----------------------------
Henri A. Termeer
  GENZ Stock..........................    460,000      $20,961,210              518,240/466,781         $12,531,930/$6,029,888
  GZMO Stock..........................         --               --               52,080/119,019                      0/120,012
  GZSP Stock..........................         --               --               31,500/126,000                            0/0
  GZTR Stock..........................         --               --              150,180/173,474                            0/0
  GZTC Stock..........................         --               --                 23,000/5,000                 137,250/16,563

Earl M. Collier, Jr.
  GENZ Stock..........................         --               --               72,454/126,483            $1,253,951/$587,339
  GZMO Stock..........................         --               --                 6,684/35,503                       0/47,466
  GZSP Stock..........................         --               --               31,500/126,000                            0/0
  GZTR Stock..........................         --               --                18,135/56,470                            0/0
  GZTC Stock..........................         --               --                          0/0                          --/--

Alan E. Smith
  GENZ Stock..........................     59,490       $2,301,916              128,818/165,430          $2,793,785/$1,892,497
  GZMO Stock..........................         --               --                17,618/40,351                       0/42,914
  GZSP Stock..........................         --               --                 3,900/15,600                            0/0
  GZTR Stock..........................         --               --                30,749/47,338                            0/0
  GZTC Stock..........................         --               --                     20,000/0                     100,000/--

G. Jan van Heek
  GENZ Stock..........................         --               --               86,586/156,030          $1,844,160/$1,842,399
  GZMO Stock..........................         --               --                 6,350/33,802                       0/45,516
  GZSP Stock..........................         --               --                  1,920/7,680                            0/0
  GZTR Stock..........................         --               --                31,832/59,453                            0/0
  GZTC Stock..........................         --               --                    800/1,200                            0/0

Peter Wirth
  GENZ Stock..........................         --               --              147,119/177,974          $2,623,916/$1,082,651
  GZMO Stock..........................         --               --                20,442/54,995                       0/59,820
  GZSP Stock..........................         --               --                  1,920/7,680                            0/0
  GZTR Stock..........................         --               --                37,463/72,097                            0/0
  GZTC Stock..........................         --               --                    800/1,200                            0/0

------------------------

(1) This number is calculated by subtracting the option exercise price from either the closing price of the stock on the date of exercise or the actual sale price of the stock, then multiplying that number by the number of shares exercised. The amounts in this column may not represent amounts actually realized by the officer.

(2) This number is calculated by subtracting the option exercise price from the closing price of the underlying common stock on December 31, 1999, then multiplying that number by the number of shares under the option. The closing prices on December 31, 1999 were:

    -  GENZ Stock, $45.50;

    -  GZMO Stock, $7.00;

    -  GZSP Stock, $5.81;

    -  GZTR Stock, $2.88; and

    -  GZTC Stock, $12.63.

EXECUTIVE EMPLOYMENT AGREEMENTS

    Mr. Termeer has an employment agreement that renews automatically each January 1 for an additional one year period, unless written notice of non-renewal is given. The agreement provided for an initial base salary in 1990 of $300,000 and is subject to increases approved by the board or the compensation committee.

    Mr. Wirth has an employment agreement that renews automatically each January 1 for an additional one year period, unless written notice of non-renewal is given. The agreement provided for his employment in a half-time capacity for an initial base salary in 1996 of $225,000. When he became a full-time employee in October 1996, his base salary increased to $380,000 and is subject to increases approved by the board or the compensation committee.

    Both agreements provide:

    - certain life and disability insurance benefits;

    - participation in the cash bonus plan;

    - participation in equity incentive plans;

    - a lump sum payment of two times annual salary and bonus and full vesting of all rights and options, other than certain performance options, under stock or other equity incentive plans in the event that employment is terminated without cause;

    - a lump sum severance payment of three times annual salary and bonus if employment is terminated by us without cause or by him for good reason following a change in control;

    - following termination due to a change in control:

       -- a cash payment equal to the additional retirement benefit that would have been earned under any retirement plan as if employment had continued for three years;

       -- continuation of the life, accident and health insurance coverage for three years, unless comparable benefits are provided by a new employer; and

       -- in certain circumstances, legal costs and relocation expenses associated with the termination; and

    - customary confidentiality, non-competition and ownership of inventions provisions.

EXECUTIVE SEVERANCE AGREEMENTS

    We have severance agreements with all our executive officers other than Messrs. Termeer and Wirth. Under these agreements, payments will be made under certain circumstances following a change in control. The agreements provide for:

    - automatic renewal each January 1 unless written notice of non-renewal is given;

    - following termination due to a change in control:

       -- a lump sum severance payment of two times annual salary and bonus;

       -- a cash payment equal to the additional retirement benefit which would have been earned under our retirement plan if employment had continued for two years following the date of termination;

       -- participation in life, accident and health insurance plans for such period, unless comparable benefits are provided by a new employer; and

       -- in certain circumstances, legal costs and relocation expenses associated with such termination.

                            STOCK PERFORMANCE GRAPHS

    These graphs compare the five year cumulative total stockholder returns for each of our series of common stock to that of the S&P 500 Composite Index and the Nasdaq Pharmaceutical Index.

GENZ STOCK (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GENZ STOCK  S&P 500  NASDAQ PHARMACEUTICAL INDEX
12/31/94        $100     $100                         $100
12/31/95        $198     $134                         $183
12/31/96        $138     $161                         $183
12/31/97        $176     $211                         $190
12/31/98        $316     $268                         $243
12/31/99        $289     $440                         $452

GZMO STOCK (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GZMO STOCK  S&P 500  NASDAQ PHARMACEUTICAL INDEX
11/16/98        $100     $100                         $100
12/31/98         $42     $108                         $119
12/31/99         $90     $178                         $221

GZSP STOCK (3)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GZSP STOCK  S&P 500  NASDAQ PHARMACEUTICAL INDEX
6/28/99         $100     $100                         $100
12/31/99        $124     $108                         $172

GZTR STOCK

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GZTR STOCK  S&P 500  NASDAQ PHARMACEUTICAL INDEX
12/31/94        $100     $100                         $100
12/31/95        $423     $134                         $183
12/31/96        $190     $161                         $183
12/31/97        $183     $211                         $190
12/31/98         $60     $268                         $243
12/31/99         $77     $440                         $452

------------------------

(1) All amounts reflect a 2-for-1 split of GENZ Stock on July 25, 1996. We have made the following dividends on shares of GENZ Stock:

    -  December 23, 1994, 0.0675 share of GZTR Stock for one share of GENZ
    Stock;

    -  July 22, 1997, 0.03 share of GZTR Stock for one share of GENZ Stock;

    - November 16, 1998, 0.10805 share of GZMO Stock for one share of GENZ Stock; and

    -  June 28, 1999, 0.17901 share of GZSP Stock for one share of GENZ Stock.

The cumulative returns are based on a $100 investment on January 1, 1995, with all dividends, including the GZMO, GZSP and GZTR Stock dividends, being reinvested.

(2) GZMO Stock was first publicly traded on November 16, 1998. The cumulative returns are calculated based on a $100 investment made on that date, with all dividends being reinvested.

(3) GZSP Stock was first publicly traded on June 28, 1999. The cumulative returns are calculated based on a $100 investment made on that date, with all dividends being reinvested.

                PROPOSAL TO AMEND THE 1990 EQUITY INCENTIVE PLAN

GENERAL

    The purpose of our 1990 Equity Incentive Plan is to:

    - attract and retain key employees and consultants;

    - provide an incentive for them to achieve long-range performance goals; and

    - enable them to participate in our long-term growth.

The plan provides for the grant of both incentive and nonstatutory stock options, stock appreciation rights, performance shares, restricted stock and stock units. After March 15, 2000, no incentive stock options may be granted under the plan.

    As of February 29, 2000, the following shares were authorized and available to grant under the plan:

                           AUTHORIZED       AVAILABLE TO GRANT
                           ----------       ------------------
       -  GENZ Stock:      19,800,000            590,250
       -  GZMO Stock:       1,500,000            557,272
       -  GZSP Stock:         500,000              4,750
       -  GZTR Stock:       3,300,000            437,386

The shares are subject to adjustment for stock splits, stock dividends and certain transactions affecting our capital stock. Shares may also be issued through the assumption or substitution of outstanding grants from an acquired company without reducing the number of shares available for award. As of February 29, 2000, approximately 3,800 employees were eligible for grants under the plan. The closing prices of each of our series of stock on February 29, 2000 as reported by Nasdaq were:

    - GENZ Stock, $57.44;

    - GZMO Stock, $26.69;

    - GZSP Stock, $12.63; and

    - GZTR Stock, $8.44.

ADMINISTRATION AND ELIGIBILITY

    The compensation committee has adopted standards for grants of awards under the plan relating to all series of stock or any combination of each series to eligible employees and consultants. The committee also periodically reviews the standards to determine if the levels of awards appropriately reflect our growth and the value of our stocks. The committee determines the terms and conditions of each award, including:

    - who is eligible to receive awards;

    - the form of payment of the exercise price;

    - the number of shares subject to options or other equity rights; and

    - when the shares are exercisable.

    The exercise price of any stock option grant may not be less than the fair market value of the GENZ, GZMO, GZSP or GZTR Stock, as the case may be, on the date of grant.

    The standards include a new hire grant matrix and an annual grant matrix. The new hire grant matrix determines the number of options that may be awarded to new employees, other than executive officers, when they are hired. The awards are based on the employee's salary grade at his or her date of hire.

    The annual grant matrix is based on an employee's salary grade plus an individual performance review for the prior year. An employee must have a rating of "fully meets expectations" in order to qualify for an annual award. The senior or executive vice president responsible for a division approves the performance ratings for each employee in that division. The committee has delegated to our Senior Vice President,

Human Resources the power to administer the standards and make awards in amounts consistent with the standards and the recommendations provided by the senior management.

    As of February 29, 2000, we have granted the following shares under the plan:

NAME                            GENZ STOCK   GZMO STOCK   GZSP STOCK   GZTR STOCK
----                            ----------   ----------   ----------   ----------
Henri A. Termeer..............   1,838,021    171,099      157,500       323,654
Earl M. Collier, Jr...........     198,937     42,187      157,500        74,605
Alan E. Smith.................     459,238     57,969       19,500        78,087
G. Jan van Heek...............     294,616     40,152        9,600        91,285
Peter Wirth...................     325,093     75,437        9,600       109,560
All current executive officers
  as a group (15 persons).....   5,027,669    626,031      466,100     1,157,055
All other employees...........  19,071,252    342,160       32,950     2,624,993

We have not granted any stock appreciation rights, performance shares, restricted stock, stock units or other stock-based awards under the plan.

DESCRIPTION OF AMENDMENT TO THE PLAN

    On March 2, 2000 our board of directors approved an amendment to the plan, subject to stockholder approval, to authorize the increase of 175,000 shares of GZSP Stock under the plan from 500,000 to 675,000 shares. These shares are in addition to shares of GENZ Stock, GZMO Stock and GZTR Stock currently available for issuance.

    IF THE CREATION OF THE GENZYME BIOSURGERY DIVISION IS APPROVED BY STOCKHOLDERS AT THE SPECIAL MEETING IN JUNE AND IS SUBSEQUENTLY COMPLETED, THE GZSP STOCK THAT WE ARE ASKING YOU TO APPROVE HERE WILL BE CONVERTED INTO GENZYME BIOSURGERY COMMON STOCK IN ACCORDANCE WITH THE PLAN.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

    INCENTIVE STOCK OPTIONS. An optionee does not realize taxable income when an incentive stock option is granted or exercised. A taxable event occurs when the shares are disposed of. The tax treatment depends on how long the shares are held before disposition.

    Incentive stock options can have beneficial tax treatment for an optionee if certain holding period requirements are met. To qualify for this tax treatment the shares must be held:

    - two years from the date of grant; and

    - one year from the date of exercise.

    If these holding period requirements are met, then when the shares are disposed of, the amount realized in excess of the amount paid for the shares is taxed to the optionee as long-term capital gain and any loss will be a long-term capital loss. We are not allowed a tax deduction for the amount realized by the optionee.

    If an optionee disposes of the shares before meeting the one-year and two-year holding periods, known as a disqualifying disposition, the amount realized in excess of the amount paid for the shares is taxed to the optionee as ordinary income. We are allowed a tax deduction for the income realized by an optionee in a disqualifying disposition.

    NONSTATUTORY STOCK OPTIONS. An optionee does not realize taxable income when a nonstatutory option is granted. When the option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the amount paid for the shares and the fair market value of the shares on the date of exercise. We are allowed a tax deduction for the same amount. When the shares are disposed of, any additional gain in excess of the market value of the shares on the date of exercise is treated as short-term or long-term capital gain or loss. We are not allowed any additional tax deduction. Capital gain is short-term if the shares have been held one year or less, and long-term if held more than one year.

                   PROPOSAL TO AMEND AND RESTATE OUR CHARTER

    INFORMATION IN THIS PROXY STATEMENT REGARDING THE PROPOSED AMENDMENT TO OUR CORPORATE CHARTER IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF OUR CHARTER, AS PROPOSED TO BE AMENDED AND RESTATED, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND INCORPORATED BY REFERENCE. INFORMATION REGARDING OUR CURRENT CHARTER IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF OUR CURRENT CHARTER, INCLUDING ALL AMENDMENTS TO DATE, FILED AS EXHIBITS TO OUR MOST RECENT ANNUAL REPORT ON FORM 10-K.

GENERAL

    Our board of directors has authorized, subject to our stockholders' approval, an amendment to our charter that would modify the terms applicable to the GZMO, GZSP and GZTR Stocks. The proposed charter amendment would:

    - modify and make consistent the provisions governing the treatment of shares of GZMO, GZSP and GZTR Stock upon a sale of all or substantially all of the respective division's assets;

    - add provisions for GZMO Stock and GZTR Stock, consistent with the existing provisions governing GZSP Stock, permitting our board of directors to exchange all shares of GZMO and/or GZTR Stock for GENZ Stock at no premium in the event that a change in federal tax law or regulations results or has the potential to result in adverse tax treatment of our tracking stock structure;

    - add provisions for GZMO Stock and GZTR Stock, consistent with the existing provisions governing GZSP Stock, which, in the event that a change in federal tax law or regulations results or has the potential to result in adverse tax treatment of our tracking stock structure, would permit:

       -- our stockholders, voting together as a single class, to eliminate special voting rights; and

       -- our board of directors to modify or eliminate certain exchange provisions;

    - add provisions permitting Genzyme to "spin off" Genzyme Molecular Oncology, Genzyme Surgical Products or Genzyme Tissue Repair to the holders of that respective business unit's tracking stock; and

    - modify the provisions governing generally the contents of notices to our stockholders regarding exchanges of or distributions on our tracking stock.

    In considering this charter amendment you should be aware that we intend to convene a special meeting of Genzyme stockholders in June. At the special meeting we will ask you to approve the creation of a new series of common stock to track a new division that we anticipate calling Genzyme Biosurgery. Genzyme Biosurgery will combine the businesses of Genzyme Surgical Products and Genzyme Tissue Repair with Biomatrix, Inc., with whom we signed a merger agreement on March 6, 2000. We will also ask GZSP and GZTR stockholders to approve the transfer of the Genzyme Surgical Products and Genzyme Tissue Repair assets into this new division and the conversion of their shares of GZSP and GZTR Stock into the tracking stock of this new division (which we expect to call GZBX Stock). The GZBX Stock is expected to have identical terms, rights and preferences to those of the GZMO, GZSP and GZTR Stock proposed by the amendment described in this proxy statement.

DESCRIPTION OF THE AMENDMENT

    The following discussion describes the amendments that our board of directors proposes for adoption. This description is only a summary; you are encouraged to read the entire text of the proposed amendment and restatement of our charter contained in Appendix A to this proxy statement.

AMENDMENT TO THE MANDATORY EXCHANGE PROVISIONS

    Under our current charter, if we sell all or substantially all of the assets of Genzyme Molecular Oncology, Genzyme Surgical Products or Genzyme Tissue Repair, the division's stockholders are entitled to receive GENZ Stock and/or cash in exchange for their division stock. The amount of GENZ Stock and/or cash they receive would be based on the fair market value of their division stock calculated before announcement of the sale. Specifically, the fair market value of the division stock, as well as of any GENZ Stock given in exchange, would be based on the average 20-day closing price of the stock beginning the 30(th) business day PRIOR to the public announcement of the sale. In the case of a sale of the assets of Genzyme Molecular Oncology or Genzyme Tissue Repair, the division's stockholders are entitled to receive shares of GENZ Stock and/or cash with a fair market value equal to 130% of the fair market value of their tracking stock. In the case of a sale of Genzyme Surgical Products assets, GZSP stockholders are entitled to receive shares of GENZ Stock and/or cash with a fair market value equal to 100% of the fair market value of the GZSP Stock.

    The proposed amendment would change this mandatory exchange feature. Following the sale of all or substantially all of the division's assets, the division stockholders would instead receive either (1) cash, securities (excluding Genzyme common stock) and/or other property equal in value to the after-tax net proceeds of the sale, or (2) shares of GENZ Stock equal in value to 110% of the average closing price of their division stock during a 10-day trading period beginning after we publicly announce the estimated net proceeds from the sale. In particular, the new exchange provision would have the features described below.

    METHOD AND FORM OF PAYMENT. Subject to the exceptions described below, our board of directors would be required to select, in its discretion, one of the following payment methods:

    - PAYMENT METHOD 1. A pro rata dividend payment of cash, securities (other than Genzyme common stock) or other property to division stockholders in an amount equal to the after-tax net proceeds of the sale.

    - PAYMENT METHOD 2. A redemption of all or a portion of the division's outstanding stock. If all of the division's assets were sold, Genzyme would redeem all outstanding division stock for cash, securities (other than Genzyme common stock) or other property in an amount equal to the sale's net proceeds. If substantially all (but not all) of the division's assets were sold, Genzyme would redeem a pro rata portion of the division's stock in an amount equal to the sale's net proceeds.

    - PAYMENT METHOD 3. An exchange of each share of division stock for shares of GENZ Stock equal to 110% of the average closing price of the division's stock. The average closing price of each stock would be calculated during the 10-day trading period beginning on the fifth trading day AFTER our announcement of the sale's estimated net proceeds.

    The board's decision may be made at any time prior to 20 business days after the date it announces the estimated net proceeds achieved from the sale. The redemption or dividend payment under methods 1 and 2 described above could be in the form of cash, securities or other property, but not Genzyme common stock, and need not be in the same form as the cash, securities and/or other property paid by the third party purchasing the division's assets. An exchange under method 3, on the other hand, could be completed only with GENZ Stock.

    CALCULATION AND VALUATION OF NET PROCEEDS. To determine the amount of cash, securities or other property distributable to division stockholders after the sale of the division's assets, two calculations would be made. First, the net proceeds of the sale would be computed. Net proceeds would equal the gross proceeds of the sale, less taxes, transactional costs, liabilities assumed by another Genzyme division because of the sale, and amounts payable to any preferred stockholders of the division. Second, the amount of net proceeds allocable for distribution to the division's stockholders would be calculated. This amount is the product of the net proceeds multiplied by a fraction. The fraction equals the outstanding shares of the division divided by the sum of the outstanding shares of the division plus the shares of the division then "designated" for the benefit of Genzyme General. Designated shares are authorized shares of GZMO, GZSP and GZTR Stock that are not issued and outstanding, but which our board of directors may issue, sell or distribute without allocating the proceeds to the division that the series of stock tracks. We create designated shares when we transfer cash or other assets from Genzyme General to our other divisions or from other interdivision transactions.

    In establishing a value to the cash, property and/or securities that comprise the gross proceeds of a sale:

    - cash will be valued at face value;

    - securities will be valued at the average of their intra-day high and low trading prices (or if there is no market for the security, at their fair value determined by our board of directors) on the date of the sale; and

    - property, other than cash and securities, will be valued at its fair value on the date of the sale, as determined by our board of directors.

    Similarly, the value of cash, property and/or securities (other than GENZ Stock distributed under Payment Method 3) distributed to division stockholders will be established the same way as of the date of the sale. Interest earned on any cash net proceeds distributed to division stockholders will be included in that distribution payment.

    TIMING OF THE PAYMENT. Our board must announce the estimated net proceeds of the sale no later than 20 business days after the sale is completed. Within 20 business days following that announcement, our board must choose and announce which of the three payment methods it will use. Within 60 business days after the announcement of the payment method selected, Genzyme must complete the distribution to the division's stockholders.

    EXCEPTIONS FROM THE MANDATORY EXCHANGE PROVISION. Under our current charter, there are three types of asset sales that would not trigger a mandatory payment to division stockholders, namely:

    - a sale of all or substantially all of Genzyme's assets;

    - a transfer of a division's assets to a wholly-owned entity of Genzyme; or

    - a transfer of a division's assets to an entity formed by Genzyme to finance the division's programs or products, where Genzyme has an option to reacquire those assets or retain or obtain substantial manufacturing or marketing rights for products developed by the entity for the benefit of the division.

    Under the proposed amendment, the second and third exceptions listed above would be eliminated and replaced by the following:

    - a sale of a division's assets to an entity controlled, as determined by our board of directors, by Genzyme;

    - a sale of a division's assets primarily for equity in a buyer that our board of directors determines is engaged primarily in a business similar or complementary to that of the division;

    - a distribution to a division's stockholders of Genzyme's equity interest (which is allocated entirely to the division) in one or more Genzyme subsidiaries that hold all of a division's assets (and only that division's assets)--namely, a "spin off" of our ownership interest in the division to the stockholders of the division; and

    - a sale of a division's assets conditioned on the affirmative vote of that division's stockholders voting as a single class.

AMENDMENTS ADDRESSING CONSEQUENCES OF ADVERSE TAX LAWS

    EXCHANGE DUE TO AN ADVERSE TAX LAW. Under our current charter, our board of directors can exchange GZMO, GZSP or GZTR Stock at any time for any combination of GENZ Stock and/or cash. If it does so, it must exchange each share of the applicable tracking stock for the number of shares of GENZ Stock with a fair market value equal to 130% of the fair market value of the stock being exchanged. An additional term of the GZSP Stock, which is not currently a term of the GZMO or GZTR Stock, permits our board of directors to exchange GZSP Stock for GENZ Stock (but not for cash) at 100% of the GZSP Stock's fair market value if a change in federal tax law or regulations results or, in the opinion of our counsel, would more likely than not result in adverse tax treatment of Genzyme's tracking stock structure. Adverse tax laws or regulations include those that would subject Genzyme or our stockholders to a tax due to the issuance, receipt or holding of tracking stock, or would cause the tracking stock in question or GENZ Stock not to be treated solely as Genzyme stock for tax purposes. The amendment would make the terms of the GZMO and GZTR Stock consistent with the terms of the GZSP Stock by adding a provision permitting an exchange of GZMO and GZTR Stock for GENZ Stock, but not for cash, at 100% of the division stock's fair market value in the event of an adverse tax law development.

    MODIFICATION OF EXCHANGE RIGHTS UPON A TAX EVENT. The current terms of the GZSP Stock provide that, if necessary to avoid adverse tax consequences, our board can eliminate the right to use cash or any other property that is not Genzyme stock for effecting a mandatory or optional exchange. Those exchange rights could be eliminated only if we receive an opinion of counsel stating that adverse tax consequences would or would be likely to occur unless the rights are eliminated. There is no comparable provision in the terms of the GZMO or GZTR Stock. The amendment would make the terms of the GZMO and GZTR Stocks identical in this regard to the terms of the GZSP Stock allowing our board to eliminate cash/property exchange rights in response to an adverse tax change. In the case of the mandatory exchange feature, elimination of the cash exchange right will result in the new mandatory exchange provision requiring us to exchange the stock of the division whose assets are being sold into shares of GENZ Stock based on both stocks' fair market value as of the date of the sale announcement and at no premium.

    ELIMINATION OF SPECIAL VOTING RIGHTS UPON A TAX EVENT. The GZMO, GZTR and GZSP Stocks have special, series-based voting rights. These voting rights require that a division's stockholders, voting separately as a class, approve:

    - the use by another division of the proceeds from a sale of the division's assets, unless fair compensation is provided to the division;

    - the use by another division of the division's properties or assets, unless fair compensation is provided to the division;

    - any adverse change in the rights or preferences of the division's stock;
      and

    - any merger where Genzyme common stockholders would own less than 50% of the voting power of the surviving company and the holders of any series of our stock would not receive the same form of consideration as each other series, distributed among them based on the relative market capitalizations of the underlying divisions.

If we receive an opinion of counsel stating that these special voting rights would or would be likely to cause adverse tax consequences, the terms of the GZSP Stock require only a vote of all series of Genzyme's common stock, voting together as a single class, to eliminate the GZSP Stock's special series-based voting rights. Without that provision, Massachusetts law would otherwise require an additional separate series vote of the GZSP Stock to approve the elimination of the GZSP Stock's special voting rights. There is currently no comparable provision in the terms of the GZMO or GZTR Stock.

    The amendment would make the terms of the GZMO and GZTR Stocks identical to the terms of the GZSP Stock permitting holders of Genzyme common stock, voting together as one class, to eliminate special series-based voting rights.

OTHER AMENDMENTS

    EXCHANGE TO EFFECT A "SPIN OFF." The amendment would add a provision to our charter permitting our board--at any time at which all of a division's assets (and only that division's assets) are held by a wholly-owned subsidiary (or subsidiaries) of Genzyme--to redeem all of the division's outstanding stock in exchange for all of the subsidiary's stock. This type of transaction is commonly referred to as a "spin off" of a line of business. If this type of spin off is completed, the division would continue as a separate corporate entity owned by the former stockholders of the division.

    AMENDMENTS RELATED TO THE CONTENT OF EXCHANGE NOTICES. Our current charter specifies information that must be contained in a notice sent to stockholders when Genzyme intends to effect an exchange of their stock. The amendment would require that the following additional information be contained in that notice:

    - the total number of shares outstanding of the stock to be exchanged;

    - the total number of shares being exchanged (not only, as under our current charter, the number of the holder's shares to be exchanged);

    - the aggregate amount of consideration to be paid to all holders in the exchange;

    - a statement, if applicable, that dividends will cease to be paid as of the exchange date;

    - the number of shares of the stock to be exchanged for shares issuable under outstanding convertible securities, and their conversion prices; and

    - in notices to holders of convertible securities, information regarding the effect of the exchange on the stock underlying their convertible securities.

    The purpose of modifying the content of notices sent to stockholders in connection with an exchange is to provide more complete information. Because this amendment would apply to any notice of exchange effected under the charter, and is neither specific nor adverse to any particular series, this amendment will be adopted if approved by all our common stockholders voting as one class, and is not subject to separate approval by any series.

REASONS FOR THE AMENDMENT

    We are proposing the above-described amendment because we believe it will improve the marketability of our GZMO, GZSP and GZTR tracking stocks and create greater operational flexibility by:

    - making it more likely that upon a sale of all or substantially all of a division's assets stockholders will receive a distribution that more accurately reflects the value assigned to those assets by a third party purchaser;

    - permitting us to inform investors that these three tracking stocks have been updated to include the terms generally contained in more recently introduced tracking stock structures of other companies;

    - making the terms of these three tracking stocks consistent and thereby eliminating for investors valuation considerations based solely on a comparison of the relative advantages or disadvantages of each division's charter provisions; and

    - extending to Genzyme the benefits of an updated and uniform charter for these three divisions which will allow us to operate, finance and grow the businesses of these divisions more effectively.

    As noted earlier, at a special stockholders meeting that we intend to convene in June, we will ask you to approve the creation of a new GZBX Stock in connection with our acquisition of Biomatrix. The GZBX Stock would track a new division of Genzyme created by the combination of Biomatrix, Genzyme Surgical Products and Genzyme Tissue Repair. In creating the new division, which we intend to call Genzyme Biosurgery, we would convert the outstanding shares of GZSP and GZTR Stock into shares of GZBX Stock. The proposed terms of the GZBX Stock are meant to be identical to the terms of the GZMO, GZSP and GZTR Stock as proposed to be amended in this proxy statement. If you approve the creation of the GZBX Stock, and the GZBX Stock is in fact created, the terms of the GZMO Stock would be consistent with the terms of the new GZBX Stock only if the amendment you are being asked to approve in this proxy statement were adopted and made effective.

    The purpose of eliminating the exception to the mandatory exchange provision for transfers to financing vehicles set up by Genzyme is that recent accounting changes have substantially reduced the use of these types of financing vehicles.

    The purpose of the additional exceptions to the mandatory exchange provision is to:

    - permit the board greater flexibility in effecting a corporate restructuring involving the transfer of a division's assets into and/or among Genzyme controlled entities or through spin offs;

    - permit us to transfer assets to an entity engaged in a similar or complementary business without triggering a mandatory payment to that division's stockholders so long as we hold an equity interest in that entity--for example, to a joint venture in which we hold an equity interest, even if we do not control the joint venture; and

    - permit a division's stockholders to approve an alternative treatment of their shares upon a sale of all or substantially all their division's assets, without requiring the approval of the entire class of Genzyme common stockholders.

    Our board is proposing the amendments to GZMO and GZTR Stock dealing with the tax law consequences of tracking stock to make the terms of those series consistent with those of GZSP Stock. The proposed terms are a response to past Clinton Administration proposals. In 1999, the Clinton Administration proposed legislation that would have imposed a corporate level tax on issuances of tracking stock. In February 2000, the Administration proposed legislation that would tax stockholders upon their receipt of tracking stock from the issuing corporation in a distribution or recapitalization. Although Congress has not enacted these proposals into law, if these or similar proposals were enacted into law or effected through Treasury regulations, Genzyme could be taxed on the gain realized in future financings in which we sell tracking stock. Also, any use of our tracking stock to acquire other companies could be taxed. We may also be taxed if we distribute to stockholders "designated" shares of tracking stock. In addition, stockholders could be taxed if they receive a distribution of designated shares of tracking stock or if they receive shares of tracking stock in exchange for other Genzyme stock. To avoid these or similar adverse tax consequences, we are seeking your approval of amendments that would permit our board to:

    - eliminate the specific terms of a tracking stock that would trigger the adverse tax consequence, and

    - exchange any or all other series of tracking stock for GENZ Stock with a value equal to 100% of the exchanged stock's fair market value if we receive an opinion of counsel advising us that, unless such action were taken by our board, our tracking stock structure could result in adverse tax consequences. Currently, if the board deemed it necessary under such circumstances to unwind its tracking stock structure we could exchange shares of GZMO and GZTR Stock for GENZ Stock equal in value to 130% of the GZMO and GZTR Stocks' respective fair market values. Alternatively, we could offer those stockholders an exchange on different terms. The amendment would enable us to avoid incurring the substantial cost and dilution of exchanging the GZMO and GZTR Stocks at a 30%, or some other, premium to their fair market value in a situation that arises solely because of an adverse tax development.

    An additional consideration relating to the amendment that would permit our board to spin off a division's business into a separate corporation is that due to adverse tax consequences that may be associated with acquiring a company that has recently done a spin off, a spin off could be used by our Board as a deterrent measure in response to an unsolicited takeover proposal.

DISSENTERS' APPRAISAL RIGHTS

    Under Massachusetts law, GZMO, GZSP and GZTR stockholders who object to the proposed amendment will have the right to demand payment from Genzyme for their shares if the amendment, as it relates to that holder's series of tracking stock, becomes effective. Our board of directors has resolved that if stockholders demand payment for greater than 5% of the outstanding shares of any of these three tracking stocks, then the proposed amendment as it relates to that series will not be adopted. However, our board of directors reserves the right to waive this condition in part or entirely at any time.

    If you exercise your rights of appraisal, you should refer to Chapter 156B of the General Laws of Massachusetts, sections 86 to 98, inclusive, which set forth your and Genzyme's rights and duties and the procedures governing the appraisal of your shares. A copy of those sections of the statute are attached to this proxy statement as Appendix B.

HOW TO DEMAND PAYMENT FOR AND APPRAISAL OF YOUR SHARES

    If our stockholders approve the proposed amendment to our charter, we intend to file the amendment with the Secretary of the Commonwealth of Massachusetts as soon as practicable after the annual meeting. Once the Secretary declares the amendment effective, holders of GZMO, GZSP and GZTR Stock who objected to the amendment will be entitled to appraisal rights under Massachusetts law if the charter amendments related specifically to that series have been adopted. If you wish to exercise your appraisal rights, you must strictly adhere to the procedures set forth in the Massachusetts statute. The following is a summary of those procedures:

    - You must file a written objection to the charter amendment with Genzyme Corporation, One Kendall Square, Cambridge, Massachusetts 02139,
      Attention: Clerk, prior to the annual meeting, stating your intention to demand payment for your shares of GZMO, GZSP or GZTR Stock if the amendment is approved and made effective. If you file your objection with Genzyme prior to the annual meeting, you do not need to vote against the amendment. A vote by proxy or in person against the amendment alone does not constitute a demand for payment and appraisal.

    - You must not vote in favor of the amendment, otherwise you will have waived your rights of appraisal.

    - We will notify you within ten (10) days of the amendment becoming effective. You must send us a written demand for payment for your shares of GZMO, GZSP or GZTR Stock within twenty (20) days after receiving our notice.

    If you have followed the procedures summarized above and the amendment becomes effective, Genzyme will contact you in order to determine the fair value of your stock. The "fair value" of your stock will be determined as of the day before Genzyme stockholders approved adoption of the amendment and will exclude any value arising from the expectation or effectiveness of the amendment. If Genzyme and you have not agreed as to the fair value of your stock within fifty
(50) days after you receive our notice that the amendment became effective, both you and Genzyme will have the right to have the court determine the fair value by filing a bill in equity in the Superior Court Department of Middlesex County, Massachusetts no later than four (4) months after the expiration of the negotiation period. The determination of fair value of, plus any accrued interest on, the shares as made by the court will be binding on and enforceable by you and the other stockholders who have properly exercised their appraisal rights.

    Stockholders considering seeking appraisal of their shares of GZMO, GZSP or GZTR Stock should note that the fair value of their shares determined under the Massachusetts statute could be more, the same or less than the market price of that stock after effectiveness of the amendment. The costs of the appraisal proceeding may be determined by the court and allocated among the parties as the court deems equitable in the circumstances. Your appraisal rights are your only remedy if you object to adoption of the amendment, unless adoption of the amendment is determined to have been illegal, fraudulent or in breach of our board's fiduciary duties.

                              CERTAIN TRANSACTIONS

    GELTEX. In June 1997, Genzyme and GelTex Pharmaceuticals established RenaGel LLC, a joint venture to complete the development and commercialization of Renagel-Registered Trademark- capsules. Renagel-Registered Trademark-capsules are prescribed to control the elevated serum phosphate levels that cause serious complications in chronic kidney failure patients. Genzyme and GelTex each hold a 50% ownership interest in RenaGel LLC. Each is funding half of the joint venture's costs and expenses, and will share equally in the profits. If either one fails to fund its share of costs and expenses, the profit sharing interests and the future funding obligations may be proportionately adjusted. GelTex contributed Renagel-Registered Trademark- capsules and its underlying patents and technologies to the joint venture. Under the joint venture agreement, we:

    - purchased 100,000 shares of GelTex common stock at $25.00 per share in June 1997. This represents less than 1% ownership in GelTex;

    - made a $15.0 million payment to GelTex in November 1998 when Renagel-Registered Trademark- capsules received FDA marketing approval; and

    - made a $10.0 milion payment to GelTex in November 1999, one year after Renagel-Registered Trademark- capsules received marketing approval.

The joint venture has rights to commercialize Renagel-Registered Trademark-capsules worldwide, except in Japan and Pacific Rim countries. We will market and sell products for the joint venture as exclusive distributor. Mr. Carpenter is chairman of the board of directors and Mr. Termeer is a director of GelTex.

    DYAX. In March 1996, we entered into two license agreements with Dyax and Protein Engineering Corporation, a wholly-owned subsidiary of Dyax, for Dyax's phage display technology. We paid an initial license fee of $53,700 and we pay annual license maintenance fees of $50,000. We will also make milestone payments and pay royalties on net sales of diagnostic and therapeutic products discovered, made or developed using the licensed technology.

    In September 1996, we subleased office and laboratory space in Cambridge, Massachusetts to Dyax. Current rent under this sublease is $53,943 per month. Dyax paid approximately $615,000 in sublease fees to us during 1999.

    In October 1998, we entered into a collaboration with Dyax to develop and commercialize one of Dyax's proprietary compounds for the treatment of chronic inflammatory diseases. Dyax will fund the first $6 million in development costs, and the parties will split all subsequent development costs equally. In connection with that agreement, we made an investment of $3 million in the convertible preferred stock of Dyax and made a $3 million line of credit available to help Dyax fund its operations. To date, Dyax has not borrowed any money under the line of credit. We will make milestone payments to Dyax upon FDA approval of products that arise out of the collaboration, and we will share equally with Dyax all profits from the sale of these products.

    Mr. Blair is chairman and chief executive officer of Dyax and each of Mr. Blair, Dr. Anagnostopoulos and Mr. Lewis are directors of Dyax.

    GDP. In September 1989, we sponsored Genzyme Development Partners, L.P., a research and development limited partnership. We entered into a development contract with the partnership to perform research and development of certain products based on hyaluronic acid that we refer to as the Sepra products. In December 1997, we made a $1.5 million capital contribution to the partnership through Genzyme Development Corporation II, a wholly-owned subsidiary of Genzyme and the general partner of the partnership. We have the option to purchase all of the outstanding partnership interests in the partnership for approximately $26 million in cash, common stock or a combination of both, plus future royalty payments on the sale of the Sepra products. We can exercise this option during the 90-day period beginning August 31, 2000. We have funded, and intend to fund during 2000, the partnership's research and development activities. Mr. Termeer is the president and a director, and our chief financial officer,

Michael S. Wyzga, is treasurer, of Genzyme Development Corporation II. Messrs. Termeer and Wyzga receive no compensation from either Genzyme Development Corporation II or the partnership.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Our executive officers and directors are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of our securities with the SEC. Based on a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that during 1999 our executive officers and directors complied with all Section 16(a) filing requirements, except that Dr. Richard Moscicki reported on February 14, 2000 the purchase of 5,000 shares of GZSP Stock. The report for this purchase was due on August 10, 1999.

                            INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP, independent accountants, audited our financial statements for the years ending December 31, 1999, 1998 and 1997. Our board of directors has appointed them to serve as our auditors for the fiscal year ending December 31, 2000. Representatives of PricewaterhouseCoopers are expected to attend the annual meeting to answer any questions and will have the opportunity to make a statement if they wish.

                             STOCKHOLDER PROPOSALS

    To be included in our 2001 annual proxy statement to bring business before the annual meeting, a shareholder proposal must be received by us in writing no later than February 25, 2001. Our by-laws permit you to bring business before or propose director nominations to be considered at an annual meeting. The notice must contain specified information about you and the proposed business or nomination. If any stockholder proposal is submitted after March 27, 2001, our board will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting without any discussion of the matter in the proxy statement. If you are interested in the procedures required to submit a proposal, please contact Genzyme Corporation, One Kendall Square, Cambridge, Massachusetts 02139, Attention: Clerk, phone: (617) 252-7500.

                      WHERE YOU CAN FIND MORE INFORMATION

    The following information contained in our 1999 annual report on Form 10-K filed with the SEC on March 30, 2000 is incorporated by this reference into this proxy statement:

    - the information in Exhibit 13.1 to our Form 10-K reproducing the text from the 1999 Genzyme General Annual Report under the heading "Management's Discussion and Analysis of Genzyme General's Financial Condition and Results of Operations" and "Genzyme General Combined Financial Statements" and notes thereto;

    - the information in Exhibit 13.2 to our Form 10-K reproducing the text from the 1999 Genzyme Molecular Oncology Annual Report under the heading "Management's Discussion and Analysis of Genzyme Molecular Oncology's Financial Condition and Results of Operations" and "Genzyme Molecular Oncology Combined Financial Statements" and notes thereto;

    - the information in Exhibit 13.3 to our Form 10-K reproducing the text from the 1999 Genzyme Surgical Products Annual Report under the heading "Management's Discussion and Analysis of Genzyme Surgical Products' Financial Condition and Results of Operations" and "Genzyme Surgical Products Combined Financial Statements" and notes thereto;

    - the information in Exhibit 13.4 to our Form 10-K reproducing the text from the 1999 Genzyme Tissue Repair Annual Report under the heading "Management's Discussion and Analysis of

      Genzyme Tissue Repair's Financial Condition and Results of Operations" and "Genzyme Tissue Repair Combined Financial Statements" and notes thereto;

    - the information in Exhibit 13.5 to our Form 10-K reproducing the text from the Genzyme General Annual Report under the heading "Management's Discussion and Analysis of Genzyme Corporation and Subsidiaries' Financial Condition and Results of Operations" and "Genzyme Corporation and Subsidiaries' Consolidated Financial Statements" and notes thereto; and

    - the information in our annual report on Form 10-K under the heading "Changes In and Disagreements With Accountants on Accounting and Financial Disclosure."

    If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them from the SEC at its Internet web site at HTTP://WWW.SEC.GOV or at its Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, DC 20549. The documents are also available from us without charge by requesting them in writing or by telephone from Genzyme Corporation, One Kendall Square, Cambridge, Massachusetts 02139,
Attention: Shareholder Relations, phone: (617) 252-7526.

                            ------------------------

                                   APPENDIX A
                PROPOSED AMENDMENT AND RESTATEMENT TO GENZYME'S
                            ARTICLES OF ORGANIZATION

    THE FOLLOWING IS THE TEXT OF ARTICLE IV OF THE ARTICLES OF ORGANIZATION OF GENZYME CORPORATION AS PROPOSED TO BE AMENDED AND RESTATED.

                                   ARTICLE IV
                          DESCRIPTION OF CAPITAL STOCK

A. AUTHORIZED CAPITAL STOCK

    The total number of shares of all classes of capital stock which the Corporation shall be authorized to issue is four hundred million (400,000,000) shares, consisting of three hundred ninety million (390,000,000) shares of Common Stock, $.01 par value per share (the "Common Stock") and ten million (10,000,000) shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").

B.  UNDESIGNATED COMMON STOCK

    Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Section IV.B. or any other provision of these Articles of Organization may be issued from time to time in one or more additional series. The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series, provided that in no event shall the holder of a share of any series of Common Stock be entitled to more than one vote per share at the time that shares of such series are first issued. The Board of Directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

C.  GENZYME GENERAL DIVISION COMMON STOCK

    1. AUTHORIZED AMOUNTS. Two hundred million (200,000,000) shares of Common Stock are designated as a series of Common Stock with the following designation:
Genzyme General Division Common Stock (the "GGD Stock"). To the extent legally permitted, such number of shares may be increased or decreased by vote of the Board of Directors, provided that no decrease shall reduce the number of shares of GGD Stock to a number less than the number of shares of such series then outstanding plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into such series of Common Stock. A description of the GGD Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

    2. DIVIDENDS AND DISTRIBUTIONS. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be declared and paid upon the GGD Stock, in such amounts and at such times as the Board of Directors may determine, only out of the lesser of (a) funds of the Corporation legally available therefor and (b) the Available GGD Dividend Amount.

    3. VOTING RIGHTS. The holders of GGD Stock, voting together with the holders of shares of all other series of Common Stock as a single class of stock, shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the stockholders or submitted to the stockholders for action, except as may be determined by the Board of Directors in establishing any series of Common or Preferred Stock or as may otherwise be required by law. Each share of the GGD Stock shall entitle the holder thereof to one vote.

    4. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the rights of the holders of GGD Stock shall be as follows:

        (a) After the Corporation has satisfied or made provision for its debts and obligations and for the payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of the net assets of the Corporation (including any accumulated and unpaid dividends), the holders of GGD Stock shall be entitled to receive the net assets of the Corporation remaining for distribution, on a per share basis in proportion to the respective liquidation units per share of all series of Common Stock. Each share of GGD Stock shall have one hundred
    (100) liquidation units.

        (b) For the purposes of Section IV.C.4(a), any merger or business combination involving the Corporation or any sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation.

    5. SPECIAL VOTING RIGHTS. The Corporation shall not, without approval by the holders of the GGD Stock at a meeting at which a quorum is present and the votes cast in favor of the proposal exceed those cast against:

        (a) allow any proceeds from the Disposition of the properties or assets allocated to Genzyme General Division to be used in the business of any other Division without fair compensation being allocated to Genzyme General Division as determined by the Board of Directors;

        (b) allow any properties or assets allocated to Genzyme General Division to be used in the business of any other Division or for the declaration or payment of any dividend or distribution on any series of Common Stock other than the GGD Stock without fair compensation being allocated to Genzyme General Division as determined by the Board of Directors;

        (c) issue, sell or otherwise distribute shares of GGD Stock without allocating the proceeds or other benefits of such issuance, sale or distribution to Genzyme General Division;

        (d) change the rights or preferences of the GGD Stock so as to affect the GGD Stock adversely; or

        (e) effect any merger or business combination involving the Corporation as a result of which (a) the holders of all series of Common Stock of the Corporation shall no longer own, directly or indirectly, at least fifty percent (50%) of the voting power of the surviving corporation and (b) the holders of all series of Common Stock of the Corporation do not receive the same form of consideration, distributed among such holders in proportion to the Market Capitalization of each series of Common Stock as of the date of the first public announcement of such merger or business combination.

    6. DEFINITIONS. As used in this Section IV.C., the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires:

        (a) "Available GGD Dividend Amount," on any date, shall mean the greater of:

           (1) the excess of

               (A) the greater of (x) the fair value on such date of the net assets of Genzyme General Division and (y) an amount equal to $335,378,000 (stockholders' equity allocated to Genzyme General Division at June 30, 1994), such dollar amount to be increased or decreased, as appropriate, to reflect, after June 30, 1994, (A) the Earnings Attributable to Genzyme General Division, (B) any dividends or other distributions (including by reclassification or exchange) declared or paid with respect to, or repurchases or issuances of, any shares of GGD Stock or any other class of capital stock attributed to Genzyme General

           Division, but excluding dividends or other distributions paid in shares of GGD Stock to the holders thereof or in shares of any other class of capital stock attributed to Genzyme General Division to the holders thereof, and (C) any other adjustments to the stockholders' equity of Genzyme General Division made in accordance with generally accepted accounting principles, over

               (B) the sum of (x) the aggregate par value of all outstanding shares of GGD Stock and any other class of capital stock attributed to Genzyme General Division and (y) unless these Articles of Organization permit otherwise, the aggregate amount that would be needed to satisfy any preferential rights to which holders of all outstanding Preferred Stock attributed to Genzyme General Division are entitled upon dissolution of the Corporation in excess of the aggregate par value of such Preferred Stock, provided that such excess shall be reduced by any amount necessary to enable Genzyme General Division to pay its debts as they become due, and

           (2) the amount legally available for the payment of dividends determined in accordance with Massachusetts law applied as if Genzyme General Division were a separate corporation.

        (b) "Earnings Attributable" to Genzyme General Division for any period, shall mean the net income or loss of Genzyme General Division for such period (or for the fiscal periods of the Corporation commencing prior to the GTR Effective Date and after June 30, 1994, pro forma net income or loss of Genzyme General Division as if the GTR Effective Date were June 30, 1994) determined in accordance with generally accepted accounting principles, with all income and expenses of the Corporation being allocated between Divisions in a reasonable and consistent manner in accordance with policies adopted by the Board of Directors; provided, however, that as of the end of any fiscal quarter of the Corporation, any projected annual tax benefit attributable to any Division that cannot be utilized by such Division to offset or reduce its allocated tax liability may be allocated to any other Division without any compensating payment or allocation.

        (c) "Genzyme General Division" shall mean, at any time, the Corporation's interest in (i) all of the businesses, products, or development or research programs in which the Corporation or any of its subsidiaries (or any of their predecessors or successors) is or has been engaged, directly or indirectly, other than those allocated to any division of the Corporation represented by a series of Common Stock (any "Division") other than the GGD Stock; and (ii) all assets and liabilities of the Corporation to the extent allocated to any such businesses, products, or development or research programs in accordance with generally accepted accounting principles consistently applied for all of the Corporation's business units. From and after the date on which all of the outstanding shares of any series of Common Stock are exchanged for shares of GGD Stock, other securities, cash, other property or a combination thereof, all of the businesses, products, development or research programs, assets and liabilities of the Division represented by such series of Common Stock shall be included in Genzyme General Division. Genzyme General Division shall be represented by the GGD Stock.

D. GENZYME MOLECULAR ONCOLOGY COMMON STOCK

    1. AUTHORIZED AMOUNTS AND DESIGNATIONS. Forty million (40,000,000) shares of Common Stock are designated as a series of Common Stock with the following designation: Genzyme Molecular Oncology Division Common Stock (the "GMO Stock"). To the extent legally permitted, such number of shares may be increased or decreased by vote of the Board of Directors, provided that no decrease shall reduce the number of shares of GMO Stock to a number less than the number of shares of such series then outstanding plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into such series of Common Stock.

    2. DIVIDENDS AND DISTRIBUTIONS. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be declared and paid upon the GMO Stock, in such amounts and at such times as the Board of Directors may determine, only out of the lesser of (a) funds of the Corporation legally available therefor and (b) the Available GMO Dividend Amount.

    3. VOTING RIGHTS. The holders of GMO Stock, voting together with the holders of shares of all other series of Common Stock as a single class of stock, shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the stockholders or submitted to the stockholders for action, except as may be determined by the Board of Directors in establishing any series of Common or Preferred Stock or as may otherwise be required by law. Each share of GMO Stock shall entitle the holder thereof to .08 vote through December 31, 2000. On January 1, 2001 and on each January 1 every two years thereafter, the number of votes to which the holder of each share of GMO Stock shall be entitled shall be adjusted and fixed for two-year periods to equal the quotient (expressed as a decimal and rounded to the nearest two decimal places) obtained by dividing (i) the Fair Market Value of one share of GMO Stock by (ii) Fair Market Value of one share of GGD Stock as of such date. If no shares of GGD Stock are outstanding on such date, then all other series of voting Common Stock outstanding on such date shall have a number of votes such that each share of the series of outstanding Common Stock that has the highest Fair Market Value per share on such date (the "Base Series") shall have one vote and each share of each other series of outstanding Common Stock shall have the number of votes determined according to the immediately preceding sentence, treating, for such purpose, the Base Series as the GGD Stock in such sentence. If shares of GMO Stock are entitled to vote separately as a class, each share of GMO Stock shall have one vote.

    4. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the rights of the holders of GMO Stock shall be as follows:

        (a) After the Corporation has satisfied or made provision for its debts and obligations and for the payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of the net assets of the Corporation (including any accumulated and unpaid dividends), the holders of GMO Stock shall be entitled to receive the net assets of the Corporation remaining for distribution, on a per share basis in proportion to the respective liquidation units per share of all series of Common Stock. Each share of GMO Stock shall, subject to Section IV.G.4., have 25 liquidation units.

        (b) For the purposes of Section IV.D.4(a) any merger or business combination involving the Corporation or any sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation.

    5. SPECIAL VOTING RIGHTS. The Corporation shall not, without approval by the holders of the GMO Stock at a meeting at which a quorum is present and the votes cast in favor of the proposal exceed those cast against:

        (a) allow any proceeds from the Disposition of the properties or assets allocated to Genzyme Molecular Oncology Division to be used in the business of any other Division without fair compensation being allocated to Genzyme Molecular Oncology Division as determined by the Board of Directors;

        (b) allow any properties or assets allocated to Genzyme Molecular Oncology Division to be used in the business of any other Division or for the declaration or payment of any dividend or distribution on any series of Common Stock other than the GMO Stock without fair compensation being allocated to Genzyme Molecular Oncology Division as determined by the Board of Directors;

        (c) issue, sell or otherwise distribute shares of GMO Stock without allocating the proceeds or other benefits of such issuance, sale or distribution to Genzyme Molecular Oncology Division; provided, however, that the Corporation may without such approval issue GMO Designated Shares;

        (d) change the rights or preferences of the GMO Stock so as to affect the GMO Stock adversely; or

        (e) effect any merger or business combination involving the Corporation as a result of which (i) the holders of all series of Common Stock of the Corporation shall no longer own, directly or indirectly, at least fifty percent (50%) of the voting power of the surviving corporation and (ii) the holders of all series of Common Stock of the Corporation do not receive the same form of consideration, distributed among such holders in proportion to the Market Capitalization of each series of Common Stock as of the date of the first public announcement of such merger or business combination.

    Notwithstanding the foregoing, if the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the special voting rights of the GMO Stock set forth in this subsection 5 would cause a Tax Event absent the termination of such rights, then the Corporation may, by vote of a majority of the stock outstanding and entitled to vote thereon, voting together as a single class, authorize an amendment to these Articles of Organization to effect the termination of such rights in order to avoid the occurrence of such Tax Event. Any such amendment shall not be deemed to change the rights or preferences of the GMO Stock so as to affect the GMO Stock adversely as contemplated by either Section IV.D.5(d) or Section 77 of the Massachusetts Business Corporation Law.

    6. EXCHANGE OR REDEMPTION OF GMO STOCK. Shares of GMO Stock are subject to exchange or redemption upon the terms and conditions set forth below:

        (a)  OPTIONAL EXCHANGE OF GMO STOCK.

           (1) The Board of Directors may at any time, including without limitation in the event of the reallocation, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Molecular Oncology Division to any other Division of Genzyme, declare that each of the outstanding shares of GMO Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for (a) a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) 130% of the Fair Market Value of one share of the GMO Stock (the "GMO Optional Exchange Amount") as of the date of the first public announcement by the Corporation (the "GMO Optional Exchange Announcement Date") of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such GMO Optional Exchange Announcement Date or (b) cash equal to the GMO Optional Exchange Amount, or (c) any combination of GGD Stock and cash equal to the GMO Optional Exchange Amount as determined by the Board of Directors.

           (2) If the Corporation receives an opinion of Qualified Tax Counsel that a Tax Event has occurred by reason of any Tax Law Change, then the Board of Directors may at any time declare that each of the outstanding shares of GMO Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) the Fair Market Value of one share of the GMO Stock as of the date of the first public announcement by the Corporation of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such date.

           (3) At any time at which all of the assets and liabilities attributed to Genzyme Molecular Oncology Division (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "GMO Subsidiary"), the Board of Directors may, provided that there are funds of the Corporation legally available therefor, exchange on an Exchange Date, as determined by the Board of Directors, all of the outstanding shares of GMO Stock for that number of the shares of common stock of each GMO Subsidiary equal to the number of such GMO Subsidiary shares outstanding immediately prior to such exchange multiplied by the GMO Allocation Ratio, such shares of common stock of each GMO Subsidiary to be delivered to the holders of shares of GMO Stock on the Exchange Date either directly or indirectly through the delivery of shares of another GMO Subsidiary that owns directly or indirectly all such shares, and to be divided among the holders of GMO Stock on a pro rata basis in accordance with the number of shares of GMO Stock held by each such holder, each of which shares of common stock of such GMO Subsidiary shall be, upon such delivery, fully paid and nonassessable; PROVIDED, HOWEVER, that upon any such exchange, any existing GMO Designated Shares shall be cancelled in exchange for the allocation to Genzyme General of the direct or indirect interest of the Corporation in any remaining outstanding shares of each such GMO Subsidiary that are not transferred to the holders of GMO Stock in such exchange.

        (b) MANDATORY EXCHANGE OR REDEMPTION OF OR PAYMENT OF DIVIDEND ON GMO STOCK.

           (1) GMO MANDATORY PAYMENT. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Molecular Oncology Division to any person, entity or group (other than a Disposition of a type set forth in subsection (2) of this subsection (b)), on or prior to the 60th Business Day, or such earlier date required under this Section IV.D.6, following the date of the GMO Mandatory Payment Announcement (as defined in Section IV.D.6(d)(2)), the Corporation shall select one of the following alternatives, as determined by the Board of Directors in its discretion:

               (A) provided that there are funds of the Corporation legally available therefor, pay to the holders of the shares of GMO Stock a dividend on a pro rata basis in accordance with the number of shares of GMO Stock held by each such holder in cash, securities (other than shares of a series of Common Stock) and or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GMO Net Proceeds of such Disposition; or

               (B) provided that there are funds of the Corporation legally available therefor,

                   (i) if such Disposition involves all (not merely
               substantially all) of the properties and assets attributed to Genzyme Molecular Oncology Division, redeem or exchange as of a Redemption Date determined by the Board of Directors, all outstanding shares of GMO Stock in exchange for, on a pro rata basis, cash, securities (other than shares of a series of Common Stock) and or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GMO Net Proceeds of such Disposition; or

                   (ii) if such Disposition involves substantially all (but not all) of the properties and assets attributed to Genzyme Molecular Oncology Division, redeem or exchange as of a Redemption Date as determined by the Board of Directors such number of whole shares of GMO Stock (which may be all, but not more than all, of such shares outstanding) as have in the aggregate an average Closing Price during the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GMO Net Proceeds Announcement (as defined in Section IV.D.6(d)(2)) closest to the Fair Market Value as of the date of the Disposition of the GMO Net Proceeds of such Disposition in consideration for, on a pro rata basis, cash securities (other than shares of a series of Common Stock) and or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to such Fair Market Value of the GMO Net Proceeds; or

               (C) declare that each outstanding share of GMO Stock shall be exchanged as of an Exchange Date as determined by the Board of Directors into a number of fully paid and nonassessable shares of GGD Stock equal to 110% of the ratio (calculated to the nearest five decimal places) of the average Closing Price of one share of GMO Stock over the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GMO Net Proceeds Announcement (as defined in
           Section IV.D.6(d)(2)) to the average Closing Price of one share of GGD Stock over the same ten Business Day period.

Any redemption or exchange of or dividend payment on GMO Stock made pursuant to this Section IV.D.6(b)(1) or Section IV.D.6(c)(3) is hereinafter referred to as a "GMO Mandatory Payment." Notwithstanding the foregoing provisions of this
Section IV.D.6.(b), the Corporation shall redeem GMO Stock as provided by
Section IV.D.(b)(1)(B) only if the amount to be paid pursuant to such redemption is less than or equal to the Available GMO Dividend Amount as of the Redemption Date.

           (2)  EXCEPTIONS TO MANDATORY PAYMENT.  Notwithstanding the foregoing
       Section IV.D.6(b)(1) or Section IV.D.6(c)(3), a GMO Mandatory Payment shall not be required by the occurrence of a Disposition:

               (A) by the Corporation of all or substantially all of the Corporation's properties and assets in one transaction or a series of related transactions, including such Disposition in connection with the dissolution, liquidation or winding up of the Corporation and the distribution of assets to stockholders as referred to in
           Section IV.D.4;

               (B) of the properties and assets attributed to Genzyme Molecular Oncology Division as contemplated by Section IV.D.6(a)(3) or otherwise to all holders of GMO Stock divided among such holders on a pro rata basis in accordance with the number of shares GMO Stock outstanding;

               (C) to any person or entity controlled (as determined by the Board of Directors) by the Corporation;

               (D) in connection with a Related Business Transaction in respect of Genzyme Molecular Oncology Division; or

               (E) that is conditioned upon the affirmative vote of the holders of GMO Stock, voting as a separate class.

        (c) TERMINATION OF CASH EXCHANGE RIGHT. If the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the right or obligation of the Corporation to exchange GMO Stock for cash, securities or other property pursuant to Section IV.D.6(a)(1) or (3) or IV.D.6(b) (each, a "GMO Cash Exchange Right") would cause a Tax Event if not terminated, then the Board of Directors may at any time, by a vote of a majority of the directors then in office, elect to terminate any or all such GMO Cash Exchange Rights, with the result that the Corporation shall thereafter have, depending on which GMO Cash Exchange Right(s) is (are) so terminated:

           (1) under Section IV.D.6(a)(1) only the right to cause the exchange of GMO Stock for GGD Stock and not for cash, securities or other property other than capital stock of the Corporation,

           (2) no right to effect an exchange under Section IV.D.6(a)(3), and/or

           (3) no right or obligation to effect a GMO Mandatory Payment under
       Section IV.D.6(b), provided that if the Board shall no longer have the right or obligation to effect a GMO Mandatory Payment under
       Section IV.D.6(b), then if a GMO Mandatory Payment thereunder shall otherwise be or have been required, the Corporation instead shall have the obligation to effect on or prior to the first Business Day after the 90th day following the consummation of such

       Disposition, a GMO Mandatory Payment pursuant to which it shall exchange each outstanding share of GMO Stock for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (i) the Fair Market Value of one share of the GMO Stock as of the date of the first public announcement of such Disposition by the Corporation by press release divided by (ii) the Fair Market Value of one share of GGD Stock as of such date.

    Notwithstanding the foregoing, the Board of Directors may not terminate any GMO Cash Exchange Right during the period commencing on the date of a Disposition requiring a GMO Mandatory Payment until the date upon which the related Mandatory Payment is effected by the Corporation.

        (d)  EXCHANGE AND REDEMPTION PROCEDURES.

           (1) If the Corporation determines to exchange shares of GMO Stock pursuant to Section IV.D.6(a), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days prior to the Exchange Date in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1.

           (2) Not later than the 20th Business Day following the consummation of a Disposition described in Section IV.D.6(b)(1) with respect to Genzyme Molecular Oncology Division, the Corporation shall announce publicly by press release (1) the estimated GMO Net Proceeds, (2) the number of outstanding shares of GMO Stock and (3) the number of shares of GMO Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof (the "Estimated GMO Net Proceeds Announcement"). Not earlier than the day immediately following the 10th Business Day, nor later than the 20th Business Day, following the date of the Estimated GMO Net Proceeds Announcement, the Corporation shall announce publicly by press release which of the actions specified in Section IV.D.6(b)(1) that it has irrevocably determined to make in respect of such Disposition (the "GMO Mandatory Payment Announcement").

           (3) If the Corporation determines to pay a dividend pursuant to
       Section IV.D.6(b)(1)(A), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GMO Net Proceeds Announcement, cause notice to be sent to the holders of shares of GMO Stock and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of GMO Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice, (2) the anticipated payment date of such dividend (which shall not be more than 60 Business Days following the date of the GMO Mandatory Payment Announcement), (3) the type and amount of property to be paid as such dividend in respect of the outstanding shares of GMO Stock, (4) the GMO Net Proceeds, (5) the number of outstanding shares of GMO Stock and the number of shares of GMO Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (6) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive such dividend only if such holder properly converts, exchanges or exercises such Convertible Securities (unless the terms of a Convertible Security provide otherwise) on or prior to the record date referred to in clause (1) of this sentence. Except as provided in the preceding sentence, such notice shall conform with the provisions governing notice at Section IV.G.1 and the provisions governing the payment of such dividend shall be those set for in such
       Section IV.G.1 to the extent such provisions are applicable to the payment of a dividend.

           (4) If the Corporation determines to redeem shares of GMO Stock pursuant to Section IV.D.6(b)(1)(B)(i), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GMO Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such redemption shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the GMO Mandatory Payment Announcement. Such notice shall also state the GMO Net Proceeds.

           (5) If the Corporation determines to redeem shares of GMO Stock pursuant to Section IV.D.6(b)(1)(B)(ii), the Corporation shall, not later than the 20th Business Day following the date of the GMO Estimated Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such redemption shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the Estimated GMO Net Proceeds Announcement. The notice delivered hereunder shall also state (a) the GMO Net Proceeds and (b) a date (the "selection date") not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice on which shares of GMO Stock shall be selected for redemption and that the Corporation will not be required to register a transfer of any shares of GMO Stock for a period of ten (10) Business Days next preceding the Selection Date.

           (6) If the Corporation determines to exchange GMO Stock for GGD Stock pursuant to Section IV.D.6(b)(1)(C), the Corporation shall cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in
       Section IV.G.1; PROVIDED, HOWEVER, the Exchange Date shall not be more than 60 Business Days following the date of the GMO Mandatory Payment Announcement. Such notice shall also state the GMO Net Proceeds.

           (7) If the Corporation determines to exchange GMO Stock for GGD Stock pursuant to Section IV.D.6(c)(3), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1.

        (e)  SPECIAL MANDATORY PAYMENT PROVISIONS.  For purposes of this
    Section IV.D.6:

           (1) "substantially all of the properties and assets allocated to Genzyme Molecular Oncology Division" shall mean a portion of the properties and assets allocated to Genzyme Molecular Oncology Division
       (A) that represents at least 80% of the then-current fair value (as determined by the Board of Directors) of, or (B) to which is attributable at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Corporation derived from, the properties and assets allocated to Genzyme Molecular Oncology Division;

           (2) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

           (3) in the event that at the time of any Disposition there are outstanding any Convertible Securities convertible into or exercisable for shares of GMO Stock that would give the holders rights to receive any dividend related to the Disposition upon exercise, conversion or otherwise, or would adjust as a result of such dividend to give the holder equivalent economic rights, then the shares of GMO Stock underlying such Convertible Securities will be taken into account for purposes of computing the GMO Allocation Ratio and determining the terms of any dividend payment on such shares;

           (4) in the event that as a result of or in connection with a dividend payment pursuant to Section IV.D.6(b)(1)(A) there ceases to be any properties or assets attributed to Genzyme

       Molecular Oncology Division, then each outstanding share of GMO Stock shall immediately following such dividend payment be cancelled and all rights of a holder of a share of GMO Stock shall cease except for the right to such dividend payment; and

           (5) there shall be added to any cash portion of a GMO Mandatory Payment paid to holders of GMO Stock, which cash comprised a portion of the GMO Net Proceeds, any interest earned by Genzyme Molecular Oncology Division or the Corporation on such cash from the date of the Disposition up to the record date of such GMO Mandatory Payment.

    7. DEFINITIONS. As used in this Section IV.D., the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires. Capitalized terms used but not defined in this Section IV.D.7 shall have the meanings given them in
Section IV.G.7.

        (a) "Available GMO Dividend Amount," on any date, shall mean the greater of:

           (1) the excess of

               (A) the greater of (x) the fair value on such date of the net assets of Genzyme Molecular Oncology Division and (y) an amount equal to $20,500,000 (stockholders' equity allocated to Genzyme Molecular Oncology Division at September 30, 1996), such dollar amount to be increased or decreased, as appropriate, to reflect, after September 30, 1996, (A) the Earnings Attributable to Genzyme Molecular Oncology Division, (B) any dividends or other distributions (including by reclassification or exchange) declared or paid with respect to, or repurchases or issuances of, any shares of GMO Stock or any other class of capital stock attributed to Genzyme Molecular Oncology Division, but excluding dividends or other distributions paid in shares of GMO Stock to the holders thereof or in shares of any other class of capital stock attributed to Genzyme Molecular Oncology Division to the holders thereof, and (C) any other adjustments to the stockholders' equity of Genzyme Molecular Oncology Division made in accordance with generally accepted accounting principles, over

               (B) the sum of (x) the aggregate par value of all outstanding shares of GMO Stock and any other class of capital stock attributed to Genzyme Molecular Oncology Division and (y) unless these Articles of Organization permit otherwise, the aggregate amount that would be needed to satisfy any preferential rights to which holders of all outstanding Preferred Stock attributed to Genzyme Molecular Oncology Division are entitled upon dissolution of the Corporation in excess of the aggregate par value of such Preferred Stock, provided that such excess shall be reduced by any amount necessary to enable Genzyme Molecular Oncology Division to pay its debts as they become due, and

           (2) the amount legally available for the payment of dividends determined in accordance with Massachusetts law applied as if Genzyme Molecular Oncology Division were a separate corporation.

        (b) "Earnings Attributable" to Genzyme Molecular Oncology Division for any period, shall mean the net income or loss of Genzyme Molecular Oncology Division for such period (or for the fiscal periods of the Corporation commencing prior to the GMO Effective Date and after September 30, 1996, pro forma net income or loss of Genzyme Molecular Oncology Division as if the GMO Effective Date were September 30, 1996) determined in accordance with generally accepted accounting principles, with all income and expenses of the Corporation being allocated between Divisions in a reasonable and consistent manner in accordance with policies adopted by the Board of Directors; provided, however, that as of the end of any fiscal quarter of the Corporation, any projected annual tax benefit attributable to any Division that cannot be utilized by such Division to offset or reduce its allocated tax liability may be allocated to any other Division without any compensating payment or allocation.

        (c) "GMO Allocation Ratio," as of any date, shall mean the fraction computed by dividing the GMO Shares Outstanding by the sum of the GMO Shares Outstanding plus the GMO Designated Shares.

        (d) "GMO Designated Shares" as of any date shall mean a number of shares of GMO Stock that, as of the GMO Effective Date, shall be 6,000,000, which number shall be subject to adjustment as provided in the next sentence. The number of GMO Designated Shares shall from time to time be

           (1) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the GMO Stock and dividends or distributions of shares of GMO Stock to holders of GMO Stock and other reclassifications of GMO Stock,

           (2) decreased by (A) the number of any shares of GMO Stock issued by the Corporation, the proceeds of which are allocated to Genzyme General Division, (B) the number of any shares of GMO Stock issued upon the exercise or conversion of Convertible Securities attributed to Genzyme General Division, and (C) the number of any shares of GMO Stock issued by the Corporation as a dividend or distribution or by reclassification, exchange or otherwise to holders of GGD Stock, and

           (3) increased by (A) the number of any outstanding shares of GMO Stock repurchased by the Corporation, the consideration for which was allocated to Genzyme General Division, (B) the number equal to the fair value (as determined by the Board of Directors) of assets or properties allocated to Genzyme General Division that are reallocated to Genzyme Molecular Oncology Division (other than reallocations that represent sales at fair value between such Divisions) divided by the Fair Market Value of one share of GMO Stock as of the date of such reallocation,
       (C) the number equal to the number of shares into which the Board of Directors elects to convert the promissory note dated February 10, 1997 issued by PharmaGenics, Inc. to the Corporation pursuant to the terms of such promissory note and (D) with respect to the $25 million equity line from Genzyme General Division to Genzyme Molecular Oncology Division approved by the Corporation's Board of Directors on January 30, 1997 (the "Equity Line"), if

               (A) the closing of the first public offering by the Corporation of GMO Stock has occurred prior to the third anniversary of the GMO Effective Date, then, upon such closing, a number equal to the aggregate of the quotients obtained by dividing (i) the amount of each advance made under the Equity Line by (ii) the dollar amount determined for each such advance by the following formula:
           7.00 + [(IPOGMO - 7.00) X (ADATE/IPODATE)]; where IPOGMO = the offering price of the GMO Stock in the first such public offering, ADATE = the number of days from the GMO Effective Date to the time of such advance, and IPODATE = the number of days from the GMO Effective Date to the time of the first such public offering; and, thereafter, upon each advance made under the Equity Line, a number equal to the quotient obtained by dividing (i) the amount of each such advance by
           (ii) the Fair Market Value of the GMO Stock on the date of such advance; or

               (B) the closing of the first public offering by the Corporation of GMO Stock has not occurred prior to the third anniversary of the GMO Effective Date, then, upon the election of the Corporation's Board of Directors, a number equal to the quotient obtained by dividing (i) the aggregate amount of all advances made under the Equity Line by (ii) the Fair Market Value of the GMO Stock on the date of such third anniversary;

provided, that the Corporation shall take no action which would have the effect of reducing the GMO Designated Shares to a number which is less than zero. Within 45 days after the end of each fiscal quarter of the Corporation, the Corporation shall prepare and file a statement of such change with the transfer agent for the GMO Stock and with the Clerk of the Corporation.

           (e) "GMO Effective Date" shall mean June 18, 1997.

           (f) "GMO Net Proceeds" shall mean, as of any date, with respect to a Disposition of any of the properties and assets of Genzyme Molecular Oncology Division, a fraction of the proceeds from such disposition determined by multiplying the GMO Allocation Ratio by the gross proceeds of such Disposition after any adjustment to such gross proceeds resulting from payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of either such Disposition or any mandatory exchange, redemption or dividend payment resulting from such Disposition (or that would have been payable but for the utilization of tax benefits attributable to any division or group of the Corporation other than Genzyme Molecular Oncology Division (a "Non-GMO Division")), (b) any transaction costs borne by Non-GMO Division in connection with such Disposition, including, without limitation, any legal, investment banking and accounting fees and expenses borne by a Non-GMO Division in connection with such Disposition, (c) any liabilities and other obligations (contingent or otherwise) of Genzyme Molecular Oncology Division borne by a Non-GMO Division in connection with such Disposition, including, without limitation, any indemnity or guarantee obligations incurred by a Non-GMO Division in connection with the Disposition or any liabilities assumed by a Non-GMO Division for future purchase price adjustments, and (d) any preferential amounts, accumulated and unpaid dividends and other obligations in respect of any Preferred Stock attributed to Genzyme Molecular Oncology Division.

        (g) "GMO Shares Outstanding" as of any date shall mean the number of shares of GMO Stock then issued and outstanding.

        (h) "Genzyme Molecular Oncology Division" shall mean, at any time, the Corporation's interest in (i) the following businesses, products, or development or research programs: (A) the use of the Serial Analysis of Gene Expression ("SAGE") technology licensed from Johns Hopkins University School of Medicine for third parties; (B) the clinical program developing adenovirus vectors containing the tumor antigens MART 1 or gp100 for treatment of melanoma: (C) the "suicide" gene therapy research program developing adenovirus and lipid vectors containing genes to enhance chemotherapy for oncology indications; (D) the research program developing adenovirus and lipid vectors containing tumor suppressor genes for oncology indications; (E) the research program developing adenovirus and lipid containing genes to regulate the immune system for oncology indications, including heat shock proteins; (F) the research program developing antibody-targeted gene therapy for treatment of tumors; (G) the research program developing small molecule compounds to inhibit angiogenesis and stimulate apoptosis; (H) the research program developing small molecule compounds to regulate tumor suppressor gene function; and (I) the research program developing diagnostic applications for tumor suppressor genes and other cancer-related genes licensed from Hoffmann-La Roche Inc. or identified by Johns Hopkins University using SAGE technology or other genomic technology; (ii) all assets and liabilities of the Corporation to the extent allocated to any such businesses, products, or development or research programs in accordance with generally accepted accounting principles consistently applied for all of the Corporation's business units;
    (iii) to the extent not described above, all assets and liabilities of PharmaGenics, Inc. as of the GMO Effective Date; and (iv) such businesses, products, or development or research programs developed in, or acquired by the Corporation for, Genzyme Molecular Oncology Division after the GMO Effective Date, in each case as determined by the Board of Directors; provided, however, that, from and after any Disposition or transfer to Genzyme General Division of any business, product, development program, research project, assets or properties, Genzyme Molecular Oncology Division shall no longer include the business, product, development program, research project, assets or properties so disposed of or transferred. Genzyme Molecular Oncology Division shall be represented by the GMO Stock.

E.  GENZYME SURGICAL PRODUCTS DIVISION COMMON STOCK

    1. AUTHORIZED AMOUNTS AND DESIGNATIONS. Sixty million (60,000,000) shares of Common Stock are designated as a series of Common Stock with the following designation: Genzyme Surgical Products Division Common Stock (the "GSP Stock"). To the extent legally permitted, such number of shares may be increased or decreased by vote of the Board of Directors, PROVIDED that no decrease shall reduce the number of shares of GSP Stock to a number less than the number of shares of such series then outstanding plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into GSP Stock.

    2. DIVIDENDS AND DISTRIBUTIONS. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be declared and paid upon the GSP Stock, in such amounts and at such times as the Board of Directors may determine, only out of the lesser of (a) funds of the Corporation legally available therefor and (b) the Available GSP Dividend Amount.

    3. VOTING RIGHTS. The holders of GSP Stock, voting together with the holders of shares of all other series of Common Stock as a single class of stock, shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the stockholders or submitted to the stockholders for action, except as may be determined by the Board of Directors in establishing any series of Common or Preferred Stock or as may otherwise be required by law. Each share of GSP Stock shall entitle the holder thereof to .61 vote through December 31, 2000. On January 1, 2001 and on each January 1 every two years thereafter, the number of votes to which the holder of each share of GSP Stock shall be entitled shall be adjusted and fixed for two-year periods to equal the quotient (expressed as a decimal and rounded to the nearest two decimal places) obtained by dividing (i) the Fair Market Value of one share of GSP Stock by (ii) the Fair Market Value of one share of GGD Stock as of such date. If no shares of GGD Stock are outstanding on such date, then all other series of voting Common Stock outstanding on such date shall have a number of votes such that each share of the series of outstanding Common Stock that has the highest Fair Market Value per share on such date (the "Base Series") shall have one vote and each share of each other series of outstanding Common Stock shall have the number of votes determined according to the immediately preceding sentence, treating, for such purpose, the Base Series as the GGD Stock in such sentence. If shares of GSP Stock are entitled to vote separately as a class, each share of GSP Stock shall have one vote.

    4. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the rights of the holders of GSP Stock shall be as follows:

        (a) After the Corporation has satisfied or made provision for its debts and obligations and for the payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of the net assets of the Corporation (including any accumulated and unpaid dividends), the holders of GSP Stock shall be entitled to receive the net assets of the Corporation remaining for distribution, on a per share basis in proportion to the respective liquidation units per share of all series of Common Stock. Each share of GSP Stock shall, subject to this
    Section IV.E.4(a), have 61 liquidation units.

        (b) For the purposes of Section IV.E.4(a). any merger or business combination involving the Corporation or any sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation.

    5. SPECIAL VOTING RIGHTS. The Corporation shall not, without approval by the holders of the GSP Stock at a meeting at which a quorum is present and the votes cast in favor of the proposal exceed those cast against:

        (a) allow any proceeds from the Disposition of the properties or assets allocated to Genzyme Surgical Products Division to be used in the business of any other Division without fair compensation being allocated to Genzyme Surgical Products Division as determined by the Board of Directors;

        (b) allow any properties or assets allocated to Genzyme Surgical Products Division to be used in the business of any other Division or for the declaration or payment of any dividend or distribution on any series of Common Stock other than the GSP Stock without fair compensation being allocated to Genzyme Surgical Products Division as determined by the Board of Directors;

        (c) issue, sell or otherwise distribute shares of GSP Stock without allocating the proceeds or other benefits of such issuance, sale or distribution to Genzyme Surgical Products Division; PROVIDED, HOWEVER, that the Corporation may without such approval issue GSP Designated Shares;

        (d) change the rights or preferences of the GSP Stock so as to affect the GSP Stock adversely; or

        (e) effect any merger or business combination involving the Corporation as a result of which (i) the holders of all series of Common Stock of the Corporation shall no longer own, directly or indirectly, at least fifty percent (50%) of the voting power of the surviving corporation and (ii) the holders of all series of Common Stock of the Corporation do not receive the same form of consideration, distributed among such holders in proportion to the Market Capitalization of each series of Common Stock as of the date of the first public announcement of such merger or business combination.

    Notwithstanding the foregoing, if the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the special voting rights of the GSP Stock set forth in this subsection 5 would cause a Tax Event absent the termination of such rights, then the Corporation may, by vote of a majority of the stock outstanding and entitled to vote thereon, voting together as a single class, authorize an amendment to these Articles of Organization to effect the termination of such rights in order to avoid the occurrence of such Tax Event. Any such amendment shall not be deemed to change the rights or preferences of the GSP Stock so as to affect the GSP Stock adversely as contemplated by either Section IV.E.5(d) or Section 77 of the Massachusetts Business Corporation Law.

    6. EXCHANGE OR REDEMPTION OF GSP STOCK. Shares of GSP Stock are subject to exchange or redemption upon the terms and conditions set forth below:

        (a)  OPTIONAL EXCHANGE OF GSP STOCK.

           (1) The Board of Directors may at any time, including without limitation in the event of the reallocation, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Surgical Products Division to any other Division of Genzyme, declare that each of the outstanding shares of GSP Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for (a) a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) 130% of the Fair Market Value of one share of the GSP Stock (the "GSP Optional Exchange Amount") as of the date of the first public announcement by the Corporation (the "GSP Optional Exchange Announcement Date") of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such GSP Optional Exchange Announcement Date or (b) cash equal to the GSP Optional Exchange Amount, or (c) any combination of GGD Stock and cash equal to the GSP Optional Exchange Amount as determined by the Board of Directors.

           (2) If the Corporation receives an opinion of Qualified Tax Counsel that a Tax Event has occurred by reason of any Tax Law Change, then the Board of Directors may at any time declare that each of the outstanding shares of GSP Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) the Fair Market Value of one share of the GSP Stock as of the date of the first public announcement by the Corporation of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such date.

           (3) At any time at which all of the assets and liabilities attributed to Genzyme Surgical Products Division (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "GSP Subsidiary"), the Board of Directors may, provided that there are funds of the Corporation legally available therefor, exchange on an Exchange Date, as determined by the Board of Directors, all of the outstanding shares of GSP Stock for that number of the shares of common stock of each GSP Subsidiary equal to the number of such GSP Subsidiary shares outstanding immediately prior to such exchange multiplied by the GSP Allocation Ratio, such shares of common stock of each GSP Subsidiary to be delivered to the holders of shares of GSP Stock on the Exchange Date either directly or indirectly through the delivery of shares of another GSP Subsidiary that owns directly or indirectly all such shares, and to be divided among the holders of GSP Stock on a pro rata basis in accordance with the number of shares of GSP Stock held by each such holder, each of which shares of common stock of such GSP Subsidiary shall be, upon such delivery, fully paid and nonassessable; PROVIDED, HOWEVER, that upon any such exchange, any existing GSP Designated Shares shall be cancelled in exchange for the allocation to Genzyme General of the direct or indirect interest of the Corporation in any remaining outstanding shares of each such GSP Subsidiary that are not transferred to the holders of GSP Stock in such exchange.

        (b) MANDATORY EXCHANGE OR REDEMPTION OF OR PAYMENT OF DIVIDEND ON GSP STOCK.

           (1) GSP MANDATORY PAYMENT. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Surgical Products Division to any person, entity or group (other than a Disposition of a type set forth in subsection (2) of this subsection (b)), on or prior to the 60th Business Day, or such earlier date required under this Section IV.E.6, following the date of the GSP Mandatory Payment Announcement (as defined in Section IV.E.6(d)(2)), the Corporation shall select one of the following alternatives, as determined by the Board of Directors in its discretion:

               (A) provided that there are funds of the Corporation legally available therefor, pay to the holders of the shares of GSP Stock a dividend on a pro rata basis in accordance with the number of shares of GSP Stock held by each such holder in cash, securities (other than shares of a series of Common Stock) and/or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GSP Net Proceeds of such Disposition; or

               (B) provided that there are funds of the Corporation legally available therefor,

                   (i) if such Disposition involves all (not merely
               substantially all) of the properties and assets attributed to Genzyme Surgical Products Division, redeem or exchange as of a Redemption Date determined by the Board of Directors, all outstanding shares of GSP Stock in exchange for, on a pro rata basis, cash securities (other than shares of a series of Common Stock) and/or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GSP Net Proceeds of such Disposition; or

                   (ii) if such Disposition involves substantially all (but not all) of the properties and assets attributed to Genzyme Surgical Products Division, redeem or exchange as of a Redemption Date as determined by the Board of Directors such number of whole shares of GSP Stock (which may be all, but not more than all, of such shares outstanding) as have in the aggregate an average Closing Price during the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GSP Net Proceeds Announcement (as defined in Section IV.E.6(d)(2)) closest to the Fair Market Value as of the date of the Disposition of the GSP Net Proceeds of such Disposition in consideration for, on a pro rata basis, cash, securities (other than shares of a series of Common Stock) and/or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to such Fair Market Value of the GSP Net Proceeds; or

               (C) declare that each outstanding share of GSP Stock shall be exchanged as of an Exchange Date as determined by the Board of Directors into a number of fully paid and nonassessable shares of GGD Stock equal to 110% of the ratio (calculated to the nearest five decimal places) of the average Closing Price of one share of GSP Stock over the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GSP Net Proceeds Announcement (as defined in
           Section IV.E.6(d)(2)) to the average Closing Price of one share of GGD Stock over the same ten Business Day period.

Any redemption or exchange of or dividend payment on GSP Stock made pursuant to this Section IV.E.6(b)(1) or Section IV.E.6(c)(3) is hereinafter referred to as a "GSP Mandatory Payment." Notwithstanding the foregoing provisions of this
Section IV.E.6(b), the Corporation shall redeem GSP Stock as provided by
Section IV.E.(6)(b)(1) only if the amount to be paid pursuant to such redemption is less than or equal to the Available GSP Dividend Amount as of the Redemption Date.

           (2)  EXCEPTIONS TO MANDATORY PAYMENT.  Notwithstanding the foregoing
       Section IV.E.6(b)(1) or Section IV.E.6(c)(3), a GSP Mandatory Payment shall not be required by the occurrence of a Disposition:

                   (A) by the Corporation of all or substantially all of the
               Corporation's properties and assets in one transaction or a series of related transactions, including such Disposition in connection with the dissolution, liquidation or winding up of the Corporation and the distribution of assets to stockholders as referred to in Section IV.E.4;

                   (B) of the properties and assets attributed to Genzyme
               Surgical Products Division as contemplated by
               Section IV.E.6(a)(3) or otherwise to all holders of GSP Stock divided among such holders on a pro rata basis in accordance with the number of shares GSP Stock outstanding;

                   (C) to any person or entity controlled (as determined by the
               Board of Directors) by the Corporation;

                   (D) in connection with a Related Business Transaction in
               respect of Genzyme Surgical Products Division; or

                   (E) that is conditioned upon the affirmative vote of the
               holders of GSP Stock, voting as a separate class.

        (c) TERMINATION OF CASH EXCHANGE RIGHT. If the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the right or obligation of the Corporation to exchange GSP Stock for cash, securities or other property pursuant to Section IV.E.6(a)(1) or (3) or IV.E.6(b) (each, a "GSP Cash Exchange Right") would cause a Tax Event if not terminated, then the

    Board of Directors may at any time, by a vote of a majority of the directors then in office, elect to terminate any or all such GSP Cash Exchange Rights, with the result that the Corporation shall thereafter have, depending on which GSP Cash Exchange Right(s) is (are) so terminated:

               (1) under Section IV.E.6(a)(1) only the right to cause the exchange of GSP Stock for GGD Stock and not for cash, securities or other property other than capital stock of the Corporation,

               (2) no right to effect an exchange under Section IV.E.6(a)(3), and/or

               (3) no right or obligation to effect a GSP Mandatory Payment under Section IV.E.6(b), provided that if the Board shall no longer have the right or obligation to effect a GSP Mandatory Payment under
           Section IV.E.6(b), then if a GSP Mandatory Payment thereunder shall otherwise be or have been required, the Corporation instead shall have the obligation to effect on or prior to the first Business Day after the 90th day following the consummation of such Disposition, a GSP Mandatory Payment pursuant to which it shall exchange each outstanding share of GSP Stock for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (i) the Fair Market Value of one share of the GSP Stock as of the date of the first public announcement of such Disposition by the Corporation by press release divided by (ii) the Fair Market Value of one share of GGD Stock as of such date.

    Notwithstanding the foregoing, the Board of Directors may not terminate any GSP Cash Exchange Right during the period commencing on the date of a Disposition requiring a GSP Mandatory Payment until the date upon which the related Mandatory Payment is effected by the Corporation.

        (d)  EXCHANGE AND REDEMPTION PROCEDURES.

               (1) If the Corporation determines to exchange shares of GSP Stock pursuant to Section IV.E.6(a), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days prior to the Exchange Date in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in
           Section IV.G.1.

               (2) Not later than the 20th Business Day following the consummation of a Disposition described in Section IV.E.6(b)(1) with respect to Genzyme Surgical Products Division, the Corporation shall announce publicly by press release (1) the estimated GSP Net Proceeds, (2) the number of outstanding shares of GSP Stock and
           (3) the number of shares of GSP Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof (the "Estimated GSP Net Proceeds Announcement"). Not earlier than the day immediately following the 10th Business Day, nor later than the 20th Business Day, following the date of the Estimated GSP Net Proceeds Announcement, the Corporation shall announce publicly by press release which of the actions specified in Section IV.E.6(b)(1) that it has irrevocably determined to make in respect of such Disposition (the "GSP Mandatory Payment Announcement").

               (3) If the Corporation determines to pay a dividend pursuant to
           Section IV.E.6(b)(1)(A), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GSP Net Proceeds Announcement, cause notice to be sent to the holders of shares of GSP Stock and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of GSP Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice, (2) the anticipated payment date of such dividend (which shall not be more than 60 Business Days following the date of the GSP Mandatory Payment Announcement),
           (3) the type and amount of property to be paid as such dividend in respect of the outstanding shares of GSP Stock, (4) the GSP Net Proceeds, (5) the number of outstanding shares of GSP Stock and the number of shares of GSP Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (6) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive such dividend only if such holder properly converts, exchanges or exercises such Convertible Securities (unless the terms of a Convertible Security provide otherwise) on or prior to the record date referred to in clause (1) of this sentence. Except as provided in the preceding sentence, such notice shall conform with the provisions governing notice at Section IV.G.1 and the provisions governing the payment of such dividend shall be those set for in such Section IV.G.1 to the extent such provisions are applicable to the payment of a dividend.

               (4) If the Corporation determines to redeem shares of GSP Stock pursuant to Section IV.E.6(b)(1)(B)(i), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GSP Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such redemption shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the GSP Mandatory Payment Announcement. Such notice shall also state the GSP Net Proceeds.

               (5) If the Corporation determines to redeem shares of GSP Stock pursuant to Section IV.E.6(b)(1)(B)(ii), the Corporation shall, not later than the 20th Business Day following the date of the GSP Estimated Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such redemption shall be those set forth in
           Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the Estimated GSP Net Proceeds Announcement. The notice delivered hereunder shall also state (a) the GSP Net Proceeds and (b) a date (the "selection date") not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice on which shares of GSP Stock shall be selected for redemption and that the Corporation will not be required to register a transfer of any shares of GSP Stock for a period of ten (10) Business Days next preceding the Selection Date.

               (6) If the Corporation determines to exchange GSP Stock for GGD Stock pursuant to Section IV.E.6(b)(1)(C), the Corporation shall cause notice to be sent in the form and manner set forth in
           Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Exchange Date shall not be more than 60 Business Days following the date of the GSP Mandatory Payment Announcement. Such notice shall also state the GSP Net Proceeds.

               (7) If the Corporation determines to exchange GSP Stock for GGD Stock pursuant to Section IV.E.6(c)(3), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1.

        (e)  SPECIAL MANDATORY PAYMENT PROVISIONS.  For purposes of this
    Section IV.E.6:

               (1) "substantially all of the properties and assets allocated to Genzyme Surgical Products Division" shall mean a portion of the properties and assets allocated to Genzyme Surgical Products Division
           (A) that represents at least 80% of the then-current fair value (as determined by the Board of Directors) of, or (B) to which is attributable at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Corporation derived from, the properties and assets allocated to Genzyme Surgical Products Division;

               (2) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

               (3) in the event that at the time of any Disposition there are outstanding any Convertible Securities convertible into or exercisable for shares of GSP Stock that would give the holders rights to receive any dividend related to the Disposition upon exercise, conversion or otherwise, or would adjust as a result of such dividend to give the holder equivalent economic rights, then the shares of GSP Stock underlying such Convertible Securities will be taken into account for purposes of computing the GSP Allocation Ratio and determining the terms of any dividend payment on such shares;

               (4) in the event that as a result of or in connection with a dividend payment pursuant to Section IV.E.6(b)(1)(A) there ceases to be any properties or assets attributed to Genzyme Surgical Products Division, then each outstanding share of GSP Stock shall immediately following such dividend payment be cancelled and all rights of a holder of a share of GSP Stock shall cease except for the right to such dividend payment; and

               (5) there shall be added to any cash portion of a GSP Mandatory Payment paid to holders of GSP Stock, which cash comprised a portion of the GSP Net Proceeds, any interest earned by Genzyme Surgical Products Division or the Corporation on such cash from the date of the Disposition up to the record date of such GSP Mandatory Payment.

    7. DEFINITIONS. As used in this Section IV.E., the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires. Capitalized terms used but not defined in this Section IV.D.7 shall have the meanings given them in
Section IV.G.7.

        (a) "Available GSP Dividend Amount," on any date, shall mean the greater of:

           (1) the excess of

               (A) the greater of (x) the fair value on such date of the net assets of Genzyme Surgical Products Division and (y) an amount equal to $228,466,000 (division equity allocated to Genzyme Surgical Products Division at March 31, 1999), such dollar amount to be increased or decreased, as appropriate, to reflect, after March 31, 1999, (A) the Earnings Attributable to Genzyme Surgical Products Division, (B) any dividends or other distributions (including by reclassification or exchange) declared or paid with respect to, or repurchases or issuances of, any shares of GSP Stock or any other class of capital stock attributed to Genzyme Surgical Products Division, but excluding dividends or other distributions paid in shares of GSP Stock to the holders thereof or in shares of any other class of capital stock attributed to Genzyme Surgical Products Division to the holders thereof, and (C) any other adjustments to the stockholders' equity of Genzyme Surgical Products Division made in accordance with generally accepted accounting principles, over

               (B) the sum of (x) the aggregate par value of all outstanding shares of GSP Stock and any other class of capital stock attributed to Genzyme Surgical Products Division and (y) unless these Articles of Organization permit otherwise, the aggregate amount that would be needed to satisfy any preferential rights to which holders of all outstanding Preferred Stock attributed to Genzyme Surgical Products Division are entitled upon dissolution of the Corporation in excess of the aggregate par value of such Preferred Stock, PROVIDED that such excess shall be reduced by any amount necessary to enable Genzyme Surgical Products Division to pay its debts as they become due, and

           (2) the amount legally available for the payment of dividends determined in accordance with Massachusetts law applied as if Genzyme Surgical Products Division were a separate corporation.

        (b) "Earnings Attributable" to Genzyme Surgical Products Division for any period shall mean the net income or loss of Genzyme Surgical Products Division for such period (or for the fiscal periods of the Corporation commencing prior to the GSP Effective Date and after March 31, 1999, pro forma net income or loss of Genzyme Surgical Products Division as if the GSP Effective Date were March 31, 1999) determined in accordance with generally accepted accounting principles, with all income and expenses of the Corporation being allocated between Divisions in a reasonable and consistent manner in accordance with policies adopted by the Board of Directors; PROVIDED, HOWEVER, that as of the end of any fiscal quarter of the Corporation, any projected annual tax benefit attributable to any Division that cannot be utilized by such Division to offset or reduce its allocated tax liability may be allocated to any other Division without any compensating payment or allocation.

        (c) "GSP Allocation Ratio," as of any date, shall mean the fraction computed by dividing the GSP Shares Outstanding by the sum of the GSP Shares Outstanding plus the GSP Designated Shares.

        (d) "GSP Designated Shares" as of any date shall mean a number of shares of GSP Stock that, as of the GSP Effective Date, shall be 16,000,000, which number shall be subject to adjustment as provided in the next sentence. The number of Genzyme Surgical Products Designated Shares shall from time to time be

           (1) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the GSP Stock and dividends or distributions of shares of GSP Stock to holders of GSP Stock and other reclassifications of GSP Stock,

           (2) decreased by (A) the number of any shares of GSP Stock issued by the Corporation, the proceeds of which are allocated to Genzyme General Division, (B) the number of any shares of GSP Stock issued upon the exercise or conversion of Convertible Securities attributed to Genzyme General Division, and (C) the number of any shares of GSP Stock issued by the Corporation as a dividend or distribution or by reclassification, exchange or otherwise to holders of GGD Stock, and

           (3) increased by (A) the number of any outstanding shares of GSP Stock repurchased by the Corporation, the consideration for which was allocated to Genzyme General Division, (B) the number equal to the fair value (as determined by the Board of Directors) of assets or properties allocated to Genzyme General Division that are reallocated to Genzyme Surgical Products Division (other than reallocations that represent sales at fair value between such Divisions) divided by the Fair Market Value of one share of GSP Stock as of the date of such reallocation and (C) the number equal to (i) the aggregate Fair Market Value of any shares of GGD Stock issued to the limited partners of Genzyme Development Partners L.P. ("GDP") in connection with the Corporation's exercise on behalf of Genzyme Surgical Products Division of its purchase option to reacquire all of the limited partnership interests of GDP divided by (ii) the Fair Market Value of one share of GSP Stock as of the date of such exercise,

PROVIDED, that the Corporation shall take no action which would have the effect of reducing the GSP Designated Shares to a number which is less than zero. Within 45 days after the end of each fiscal quarter of the Corporation, the Corporation shall prepare and file a statement of such change with the transfer agent for the GSP Stock and with the Clerk of the Corporation.

        (e) "GSP Effective Date" shall mean June 10, 1999.

        (f) "GSP Net Proceeds" shall mean, as of any date, with respect to a Disposition of any of the properties and assets of Genzyme Surgical Products Division, a fraction of the proceeds from such disposition determined by multiplying the GSP Allocation Ratio by the gross proceeds of such Disposition after any adjustment to such gross proceeds resulting from payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of either such Disposition or any mandatory exchange, redemption or dividend payment resulting from such Disposition (or that would have been payable but for the utilization of tax benefits attributable to any division or group of the Corporation other than Genzyme Surgical Products Division (a "Non-GSP Division")), (b) any transaction costs borne by a Non-GSP Division in connection with such Disposition, including, without limitation, any legal, investment banking and accounting fees and expenses borne by a Non-GSP Division in connection with such Disposition,
    (c) any liabilities and other obligations (contingent or otherwise) of Genzyme Surgical Products Division borne by a Non-GSP Division in connection with such Disposition, including, without limitation, any indemnity or guarantee obligations incurred by a Non-GSP Division in connection with the Disposition or any liabilities assumed by a Non-GSP Division for future purchase price adjustments, and (d) any preferential amounts, accumulated and unpaid dividends and other obligations in respect of any Preferred Stock attributed to Genzyme Surgical Products Division.

        (g) "GSP Shares Outstanding" as of any date shall mean the number of shares of GSP Stock then issued and outstanding.

        (h) "Genzyme Surgical Products Division" shall mean, at any time, the Corporation's interest in (i) surgical device, closure, instrument, biomaterial and biotherapeutic businesses, products, or development or research programs which exist as of the GSP Effective Date and are directed toward the cardiovascular, general and plastic surgery markets (other than such businesses, products, or development or research programs that were allocated to another division immediately prior to the GSP Effective Date);
    (ii) all assets and liabilities of the Corporation to the extent allocated to any such businesses, products, or development or research programs in accordance with generally accepted accounting principles consistently applied for all of the Corporation's business units; and (iii) such businesses, products, or development or research programs developed in, or acquired by the Corporation for, Genzyme Surgical Products Division after the GSP Effective Date, in each case as determined by the Board of Directors; PROVIDED, HOWEVER, that, from and after any Disposition or transfer to another Division of any business, product, development program, research project, assets or properties, Genzyme Surgical Products Division shall no longer include the business, product, development program, research project, assets or properties so disposed of or transferred. Genzyme Surgical Products Division shall be represented by the GSP Stock.

F.  GENZYME TISSUE REPAIR DIVISION COMMON STOCK

    1. AUTHORIZED AMOUNTS AND DESIGNATIONS. Forty million (40,000,000) shares of Common Stock are designated as a series of Common Stock with the following designation: Genzyme Tissue Repair Division Common Stock (the "GTR Stock"). To the extent legally permitted, such number of shares may be increased or decreased by vote of the Board of Directors, provided that no decrease shall reduce the number of shares of GTR Stock to a number less than the number of shares of such series then outstanding plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into such series of Common Stock. A description of the GTR Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

    2. DIVIDENDS AND DISTRIBUTIONS. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be declared and paid upon the GTR Stock, in such amounts and at such times as the Board of Directors may determine, only out of the lesser of (a) funds of the Corporation legally available therefor and (b) the Available GTR Dividend Amount.

    3. VOTING RIGHTS. The holders of GTR Stock, voting together with the holders of shares of all other series of Common Stock as a single class of stock, shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the stockholders or submitted to the stockholders for action, except as may be determined by the Board of Directors in establishing any series of Common or Preferred Stock or as may otherwise be required by law. Each share of GTR Stock shall entitle the holder thereof to .06 vote through December 31, 2000. On January 1, 2001 and on each January 1 every two years thereafter, the number of votes to which the holder of each share of GTR Stock shall be entitled shall be adjusted and fixed for two-year periods to equal the quotient (expressed as a decimal and rounded to the nearest two decimal places) obtained by dividing (i) the Fair Market Value of one share of GTR Stock by (ii) Fair Market Value of one share of GGD Stock as of such date. If no shares of GGD Stock are outstanding on such date, then all other series of voting Common Stock outstanding on such date shall have a number of votes such that each share of the series of outstanding Common Stock that has the highest Fair Market Value per share on such date (the "Base Series") shall have one vote and each share of each other series of outstanding Common Stock shall have the number of votes determined according to the immediately preceding sentence, treating, for such purpose, the Base Series as the GGD Stock in such sentence. If shares of GTR Stock are entitled to vote separately as a class, each share of GTR Stock shall have one vote.

    4. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the rights of the holders of GTR Stock shall be as follows:

        (a) After the Corporation has satisfied or made provision for its debts and obligations and for the payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of the net assets of the Corporation (including any accumulated and unpaid dividends), the holders of GTR Stock shall be entitled to receive the net assets of the Corporation remaining for distribution, on a per share basis in proportion to the respective liquidation units per share of all series of Common Stock. Each share of GTR Stock shall, subject to Section G.4. below, have 58 liquidation units.

        (b) For the purposes of Section IV.D.3(a)., any merger or business combination involving the Corporation or any sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation.

    5. SPECIAL VOTING RIGHTS. The Corporation shall not, without approval by the holders of the GTR Stock at a meeting at which a quorum is present and the votes cast in favor of the proposal exceed those cast against:

        (a) allow any proceeds from the Disposition of the properties or assets allocated to Genzyme Tissue Repair Division to be used in the business of any other Division without fair compensation being allocated to Genzyme Tissue Repair Division as determined by the Board of Directors;

        (b) allow any properties or assets allocated to Genzyme Tissue Repair Division to be used in the business of any other Division or for the declaration or payment of any dividend or distribution on any series of Common Stock other than the GTR Stock without fair compensation being allocated to Genzyme Tissue Repair Division as determined by the Board of Directors;

        (c) issue, sell or otherwise distribute shares of GTR Stock without allocating the proceeds or other benefits of such issuance, sale or distribution to Genzyme Tissue Repair Division; provided, however, that the Corporation may without such approval issue GTR Designated Shares;

        (d) change the rights or preferences of the GTR Stock so as to affect the GTR Stock adversely; or

        (e) effect any merger or business combination involving the Corporation as a result of which (i) the holders of all series of Common Stock of the Corporation shall no longer own, directly or indirectly, at least fifty percent (50%) of the voting power of the surviving corporation and (ii) the holders of all series of Common Stock of the Corporation do not receive the same form of consideration, distributed among such holders in proportion to the Market Capitalization of each series of Common Stock as of the date of the first public announcement of such merger or business combination.

    Notwithstanding the foregoing, if the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the special voting rights of the GTR Stock set forth in this subsection 5 would cause a Tax Event absent the termination of such rights, then the Corporation may, by vote of a majority of the stock outstanding and entitled to vote thereon, voting together as a single class, authorize an amendment to these Articles of Organization to effect the termination of such rights in order to avoid the occurrence of such Tax Event. Any such amendment shall not be deemed to change the rights or preferences of the GTR Stock so as to affect the GSP Stock adversely as contemplated by either Section IV.F.5(d) or Section 77 of the Massachusetts Business Corporation Law.

    6. EXCHANGE OR REDEMPTION OF GTR STOCK. Shares of GTR Stock are subject to exchange or redemption upon the terms and conditions set forth below:

        (a)  OPTIONAL EXCHANGE OF GTR STOCK.

           (1) The Board of Directors may at any time, including without limitation in the event of the reallocation, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Tissue Repair Division to any other Division of Genzyme, declare that each of the outstanding shares of GTR Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for (a) a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) 130% of the Fair Market Value of one share of the GTR Stock (the "GTR Optional Exchange Amount") as of the date of the first public announcement by the Corporation (the "GTR Optional Exchange Announcement Date") of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such GTR Optional Exchange Announcement Date or (b) cash equal to the GTR Optional Exchange Amount, or (c) any combination of GGD Stock and cash equal to the GTR Optional Exchange Amount as determined by the Board of Directors.

           (2) If the Corporation receives an opinion of Qualified Tax Counsel that a Tax Event has occurred by reason of any Tax Law Change, then the Board of Directors may at any time declare that each of the outstanding shares of GTR Stock shall be exchanged, on an Exchange Date, as determined by the Board of Directors, for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (1) the Fair Market Value of one share of the GTR Stock as of the date of the first public announcement by the Corporation of such exchange divided by (2) the Fair Market Value of one share of GGD Stock as of such date.

           (3) At any time at which all of the assets and liabilities attributed to Genzyme Tissue Repair Division (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "GTR Subsidiary"), the Board of Directors may, provided that there are funds of the Corporation legally available therefor, exchange on an Exchange Date, as determined by the Board of Directors, all of the outstanding shares of GTR Stock for that number of the shares of common stock of each GTR Subsidiary equal to the number of such GTR Subsidiary shares outstanding immediately prior to such exchange multiplied by the GTR Allocation Ratio, such shares of common stock of each GTR Subsidiary to be delivered to the holders of shares of GTR Stock on the Exchange Date either directly or indirectly through the delivery of shares of another GTR Subsidiary that owns directly or indirectly all such shares, and to be divided among the holders of GTR Stock on a pro rata basis in accordance with the number of shares of GTR Stock held by each such holder, each of which shares of common stock of such GTR Subsidiary shall be, upon such delivery, fully paid and nonassessable; PROVIDED, HOWEVER, that upon any such exchange, any existing GTR Designated Shares shall be cancelled in exchange for the allocation to Genzyme General of the direct or indirect interest of the Corporation in any remaining outstanding shares of each such GTR Subsidiary that are not transferred to the holders of GTR Stock in such exchange.

        (b) MANDATORY EXCHANGE OR REDEMPTION OF OR PAYMENT OF DIVIDEND ON GTR STOCK.

           (1) GTR MANDATORY PAYMENT. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets allocated to Genzyme Tissue Repair Division to any person, entity or group (other than a Disposition of a type set forth in subsection
       (2) of this subsection (b)), on or prior to the 60th Business Day, or such earlier date required under this Section IV.F.6, following the date of the GTR Mandatory Payment Announcement (as defined in
       Section IV.F.6(d)(2)), the Corporation shall select one of the following alternatives, as determined by the Board of Directors in its discretion:

               (A) provided that there are funds of the Corporation legally available therefor, pay to the holders of the shares of GTR Stock a dividend on a pro rata basis in accordance with the number of shares of GTR Stock held by each such holder in cash, in securities (other than shares of a series of Common Stock) and/or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GTR Net Proceeds of such Disposition; or

               (B) provided that there are funds of the Corporation legally available therefor,

                   (i) if such Disposition involves all (not merely
               substantially all) of the properties and assets attributed to Genzyme Tissue Repair Division, redeem or exchange as of a Redemption Date determined by the Board of Directors, all outstanding shares of GTR Stock in exchange for, on a pro rata basis, cash, securities (other than shares of a series of Common Stock) and/or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to the Fair Market Value as of the date of the Disposition of the GTR Net Proceeds of such Disposition; or

                   (ii) if such Disposition involves substantially all (but not all) of the properties and assets attributed to Genzyme Tissue Repair Division, redeem or exchange as of a Redemption Date as determined by the Board of Directors such number of whole shares of GTR Stock (which may be all, but not more than all, of such shares outstanding) as have in the aggregate an average Closing Price during the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GTR Net Proceeds Announcement (as defined in Section IV.F.6(d)(2)) closest to the Fair Market Value as of the date of the Disposition of the GTR Net Proceeds of such Disposition in consideration for, on a pro rata basis, cash, securities (other than shares of a series of Common Stock), or other property having a Fair Market Value as of the date of the Disposition in the aggregate equal to such Fair Market Value of the GTR Net Proceeds; or

               (C) declare that each outstanding share of GTR Stock shall be exchanged as of an Exchange Date as determined by the Board of Directors into a number of fully paid and nonassessable shares of GGD Stock equal to 110% of the ratio (calculated to the nearest five decimal places) of the average Closing Price of one share of GTR Stock over the period of ten (10) consecutive Business Days beginning on the first Business Day immediately following the date of the Estimated GTR Net Proceeds Announcement (as defined in Section IV.F.6(d)(2)) to the average Closing Price of one share of GGD Stock over the same ten Business Day period.

Any redemption or exchange of or dividend payment on GTR Stock made pursuant to this Section IV.F.6(b)(1) or Section IV.F.6(c)(3) is hereinafter referred to as a "GTR Mandatory Payment." Notwithstanding the foregoing provisions of this
Section IV.F.6(b), the Corporation shall redeem GTR Stock as provided by
Section IV.F6(b)(1)(b) only if the amount to be paid pursuant to such redemption is less than or equal to the Available GTR Dividend Amount as of the Redemption Date.

           (2)  EXCEPTIONS TO MANDATORY PAYMENT.  Notwithstanding the foregoing
       Section IV.F.6(b)(1) or Section IV.F.6(c)(3), a GTR Mandatory Payment shall not be required by the occurrence of a Disposition:

           (A) by the Corporation of all or substantially all of the Corporation's properties and assets in one transaction or a series of related transactions, including such Disposition in connection with the dissolution, liquidation or winding up of the Corporation and the distribution of assets to stockholders as referred to in Section IV.F.4;

           (B) of the properties and assets attributed to Genzyme Tissue Repair Division as contemplated by Section IV.F.6(a)(3) or otherwise to all holders of GTR Stock divided among such holders on a pro rata basis in accordance with the number of shares GTR Stock outstanding;

           (C) to any person or entity controlled (as determined by the Board of Directors) by the Corporation;

           (D) in connection with a Related Business Transaction in respect of Genzyme Tissue Repair Division; or

           (E) that is conditioned upon the affirmative vote of the holders of GTR Stock, voting as a separate class.

        (c) TERMINATION OF CASH EXCHANGE RIGHT. If the Corporation receives an opinion of Qualified Tax Counsel that, by reason of any Tax Law Change, the right or obligation of the Corporation to exchange GTR Stock for cash, securities or other property pursuant to Section IV.F.6(a)(1) or (3) or IV.E.6(b) (each, a "GTR Cash Exchange Right") would cause a Tax Event if not terminated, then the Board of Directors may at any time, by a vote of a majority of the directors then in office, elect to terminate any or all such GTR Cash Exchange Rights, with the result that the Corporation shall thereafter have, depending on which GTR Cash Exchange Right(s) is (are) so terminated:

        (1) under Section IV.F.6(a)(1) only the right to cause the exchange of GTR Stock for GGD Stock and not for cash, securities or other property other than capital stock of the Corporation,

        (2) no right to effect an exchange under Section IV.F.6(a)(3), and/or

        (3) no right or obligation to effect a GTR Mandatory Payment under
    Section IV.F.6(b), provided that if the Board shall no longer have the right or obligation to effect a GTR Mandatory Payment under Section IV.F.6(b), then if a GTR Mandatory Payment thereunder shall otherwise be or have been required, the Corporation instead shall have the obligation to effect on or prior to the first Business Day after the 90th day following the consummation of such Disposition, a GTR Mandatory Payment pursuant to which it shall exchange each outstanding share of GTR Stock for a number of fully paid and nonassessable shares of GGD Stock (calculated to the nearest five decimal places) equal to (i) the Fair Market Value of one share of the GTR Stock as of the date of the first public announcement of such Disposition by the Corporation by press release divided by (ii) the Fair Market Value of one share of GGD Stock as of such date.

    Notwithstanding the foregoing, the Board of Directors may not terminate any GTR Cash Exchange Right during the period commencing on the date of a Disposition requiring a GTR Mandatory Payment until the date upon which the related Mandatory Payment is effected by the Corporation.

        (d)  EXCHANGE AND REDEMPTION PROCEDURES.

        (1) If the Corporation determines to exchange shares of GTR Stock pursuant to Section IV.F.6(a), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days prior to the Exchange Date in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1.

        (2) Not later than the 20th Business Day following the consummation of a Disposition described in Section IV.F.6(b)(1) with respect to Genzyme Tissue Repair Division, the Corporation shall announce publicly by press release
    (1) the estimated GTR Net Proceeds, (2) the number of outstanding shares of GTR Stock and (3) the number of shares of GTR Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof (the "Estimated GTR Net Proceeds Announcement"). Not earlier than the day immediately following the 10th Business Day, nor later than the 20th Business Day, following the date of the Estimated GTR Net Proceeds Announcement, the Corporation shall announce publicly by press release which of the actions specified in
    Section IV.F.6(b)(1) that it has irrevocably determined to make in respect of such Disposition (the "GTR Mandatory Payment Announcement").

        (3) If the Corporation determines to pay a dividend pursuant to
    Section IV.F.6(b)(1)(A), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GTR Net Proceeds Announcement, cause notice to be sent to the holders of shares of GTR Stock and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of GTR Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth
    (1) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice, (2) the anticipated payment date of such dividend (which shall not be more than 60 Business Days following the date of the GTR Mandatory Payment Announcement),
    (3) the type and amount of property to be paid as such dividend in respect of the outstanding shares of GTR Stock, (4) the GTR Net Proceeds, (5) the number of outstanding shares of GTR Stock and the number of shares of GTR Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (6) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive such dividend only if such holder properly converts, exchanges or exercises such Convertible Securities (unless the terms of a Convertible Security provide otherwise) on or prior to the record date referred to in clause (1) of this sentence. Except as provided in the preceding sentence, such notice shall conform with the provisions governing notice at Section IV.G.1 and the provisions governing the payment of such dividend shall be those set for in such
    Section IV.G.1 to the extent such provisions are applicable to the payment of a dividend.

        (4) If the Corporation determines to redeem shares of GTR Stock pursuant to Section IV.F.6(b)(1)(B)(i), the Corporation shall, not later than the 20th Business Day following the date of the Estimated GTR Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in
    Section IV.G.1, and the procedures governing such redemption shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the GTR Mandatory Payment Announcement. Such notice shall also state the GTR Net Proceeds.

        (5) If the Corporation determines to redeem shares of GTR Stock pursuant to Section IV.F.6(b)(1)(B)(ii), the Corporation shall, not later than the 20th Business Day following the date of the GTR Estimated Net Proceeds Announcement, cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such redemption shall be those set forth in Section IV.G.1; PROVIDED, HOWEVER, the Redemption Date shall not be more than 60 Business Days following the date of the Estimated GTR Net Proceeds Announcement. The notice delivered hereunder shall also state (a) the GTR Net Proceeds and
    (b) a date (the "selection date") not earlier than the 10th Business Day and not later than the 20th Business Day following the date of such notice on which shares of GTR Stock shall be selected for redemption and that the Corporation will not be required to register a transfer of any shares of GTR Stock for a period of ten (10) Business Days next preceding the Selection Date.

        (6) If the Corporation determines to exchange GTR Stock for GGD Stock pursuant to Section IV.F.6(b)(1)(C), the Corporation shall cause notice to be sent in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in
    Section IV.G.1; PROVIDED, HOWEVER, the Exchange Date shall not be more than 60 Business Days following the date of the GTR Mandatory Payment Announcement. Such notice shall also state the GTR Net Proceeds.

        (7) If the Corporation determines to exchange GTR Stock for GGD Stock pursuant to Section IV.F.6(c)(3), the Corporation shall cause notice to be sent not less than 30 nor more than 60 days in the form and manner set forth in Section IV.G.1, and the procedures governing such exchange shall be those set forth in Section IV.G.1.

        (e)  SPECIAL MANDATORY PAYMENT PROVISIONS.  For purposes of this
    Section IV.F.6:

        (1) "substantially all of the properties and assets allocated to Genzyme Tissue Repair Division" shall mean a portion of the properties and assets allocated to Genzyme Tissue Repair Division (A) that represents at least 80% of the then-current fair value (as determined by the Board of Directors) of, or (B) to which is attributable at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Corporation derived from, the properties and assets allocated to Genzyme Tissue Repair Division;

        (2) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

        (3) in the event that at the time of any Disposition there are outstanding any Convertible Securities convertible into or exercisable for shares of GTR Stock that would give the holders rights to receive any dividend related to the Disposition upon exercise, conversion or otherwise, or would adjust as a result of such dividend to give the holder equivalent economic rights, then the shares of GTR Stock underlying such Convertible Securities will be taken into account for purposes of computing the GTR Allocation Ratio and determining the terms of any dividend payment on such shares;

        (4) in the event that as a result of or in connection with a dividend payment pursuant to Section IV.F.6(b)(1)(A) there ceases to be any properties or assets attributed to Genzyme Tissue Repair Division, then each outstanding share of GTR Stock shall immediately following such dividend payment be cancelled and all rights of a holder of a share of GTR Stock shall cease except for the right to such dividend payment; and

        (5) there shall be added to any cash portion of a GTR Mandatory Payment paid to holders of GTR Stock, which cash comprised a portion of the GTR Net Proceeds, any interest earned by Genzyme Tissue Repair Division or the Corporation on such cash from the date of the Disposition up to the record date of such GTR Mandatory Payment.

    7. DEFINITIONS. As used in this Section IV.F., the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires. Capitalized terms used but not defined in this Section IV.F.7 shall have the meanings given them in Section IV.G.7.

           (a) "Available GTR Dividend Amount," on any date, shall mean the greater of:

               (1) the excess of

                   (A) the greater of (x) the fair value on such date of the net assets of Genzyme Tissue Repair Division and (y) an amount equal to $28,712,000 (stockholders' equity allocated to Genzyme Tissue Repair Division at June 30, 1994), such dollar amount to be increased or decreased, as appropriate, to reflect, after June 30, 1994, (A) the Earnings Attributable to Genzyme Tissue Repair Division, (B) any dividends or other distributions (including by reclassification or exchange) declared or paid with respect to, or repurchases or issuances of, any shares of GTR Stock or any other class of capital stock attributed to Genzyme Tissue Repair Division, but excluding dividends or other distributions paid in shares of GTR Stock to the holders thereof or in shares of any other class of capital stock attributed to Genzyme Tissue Repair Division to the holders thereof, and
               (C) any other adjustments to the stockholders' equity of Genzyme Tissue Repair Division made in accordance with generally accepted accounting principles, over

                   (B) the sum of (x) the aggregate par value of all outstanding shares of GTR Stock and any other class of capital stock attributed to Genzyme Tissue Repair Division and (y) unless these Articles of Organization permit otherwise, the aggregate amount that would be needed to satisfy any preferential rights to which holders of all outstanding Preferred Stock attributed to Genzyme Tissue Repair Division are entitled upon dissolution of the Corporation in excess of the aggregate par value of such Preferred Stock, provided that such excess shall be reduced by any amount necessary to enable Genzyme Tissue Repair Division to pay its debts as they become due, and

               (2) the amount legally available for the payment of dividends determined in accordance with Massachusetts law applied as if Genzyme Tissue Repair Division were a separate corporation.

           (b) "Earnings Attributable" to Genzyme Tissue Repair Division for any period, shall mean the net income or loss of Genzyme Tissue Repair Division for such period (or for the fiscal periods of the Corporation commencing prior to the GTR Effective Date and after June 30, 1994, pro forma net income or loss of Genzyme Tissue Repair Division as if the GTR Effective Date were June 30, 1994) determined in accordance with generally accepted accounting principles, with all income and expenses of the Corporation being allocated between Divisions in a reasonable and consistent manner in accordance with policies adopted by the Board of Directors; provided, however, that as of the end of any fiscal quarter of the Corporation, any projected annual tax benefit attributable to any Division that cannot be utilized by such Division to offset or reduce its allocated tax liability may be allocated to any other Division without any compensating payment or allocation.

           (c) "GTR Allocation Ratio," as of any date, shall mean the fraction computed by dividing the GTR Shares Outstanding by the sum of the GTR Shares Outstanding plus the GTR Designated Shares.

           (d) "GTR Effective Date" shall mean December 16, 1994.

           (e) "GTR Net Proceeds" shall mean, as of any date, with respect to a Disposition of any of the properties and assets of Genzyme Tissue Repair Division, a fraction of the proceeds from such disposition determined by multiplying the GTR Allocation Ratio by the gross proceeds of such Disposition after any adjustment to such gross proceeds resulting from payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of either such Disposition or any mandatory exchange, redemption or dividend payment resulting from such Disposition (or that would have been payable but for the utilization of tax benefits attributable to any division or group of the Corporation other than Genzyme Tissue Repair Division (a "Non-GTR Division")), (b) any transaction costs borne by a Non-GTR Division in connection with such Disposition, including, without limitation, any legal, investment banking and accounting fees and expenses borne by a Non-GTR Division in connection with such Disposition,
       (c) any liabilities and other obligations (contingent or otherwise) of Genzyme Tissue Repair Division borne by a Non-GTR Division in connection with such Disposition, including, without limitation, any indemnity or guarantee obligations incurred by a Non-GTR Division in connection with the Disposition or any liabilities assumed by a Non-GTR Division for future purchase price adjustments, and (d) any preferential amounts, accumulated and unpaid dividends and other obligations in respect of any Preferred Stock attributed to Genzyme Tissue Repair Division.

           (f) "GTR Shares Outstanding" as of any date shall mean the number of shares of GTR Stock then issued and outstanding.

           (g) "Genzyme Tissue Repair Division" shall mean, at any time, the Corporation's interest in (i) the following businesses, products, or development or research programs: (A) Vianain-Registered Trademark- for debridement of necrotic or damaged tissue; (B) TGF-B2 for all indications licensed from Celtrix Pharmaceuticals, Inc. on the GTR Effective Date;
       (C) Epicel-TM- cultured epithelial cell autografts for tissue replacement or repair, including but not limited to skin, ocular or oral tissue;
       (D) Acticel-TM- cultured epithelial cell allografts for tissue replacement or repair, including but not limited to skin, ocular or oral tissue; (E) Chondrograft cultured chondrocyte auto- and allografts;
       (F) tissue-type plasminogen activator ("tPA") for all tissue repair indications licensed by the Corporation from Genentech, Inc. on the GTR Effective Date; (G) the leukocyte-derived growth factor ("LDGF") research program; (H) the dermal replacement research program; (I) the cultured fibroblast dermal replacement research program and (J) the research program on cultured keratinocyte or fibroblast cell extracts or derivatives, each as being conducted by the Corporation on the GTR Effective Date; (ii) all assets and liabilities of the Corporation to the extent allocated to any such businesses, products, or development or research programs in accordance with generally accepted accounting principles consistently applied for all of the Corporation's business units; and (iii) such businesses, products, or development or research programs developed in, or acquired by the Corporation for, Genzyme Tissue Repair Division after the GTR Effective Date, in each case as determined by the Board of Directors; provided, however, that, from and after any Disposition or transfer to Genzyme General Division of any business, product, development or research program, assets or properties, Genzyme Tissue Repair Division shall no longer include the business, product, development program, research project, assets or properties so disposed of or transferred. Genzyme Tissue Repair Division shall be represented by the GTR Stock.

           (h) "GTR Designated Shares" as of any date shall mean a number of shares of GTR Stock that shall initially be 5,000,000, which number shall be subject to adjustment as provided in the next sentence. The number of GTR Designated Shares shall from time to time be

               (1) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the GTR Stock and dividends or distributions of shares of GTR Stock to holders of GTR Stock and other reclassifications of GTR Stock,

               (2) decreased by (A) the number of any shares of GTR Stock issued by the Corporation, the proceeds of which are allocated to Genzyme General Division, (B) the number of any shares of GTR Stock issued upon the exercise or conversion of Convertible Securities attributed to Genzyme General Division, and (C) the number of any shares of GTR Stock issued by the Corporation as a dividend or distribution or by reclassification, exchange or otherwise to holders of GGD Stock, and

               (3) increased by (A) the number of any outstanding shares of GTR Stock repurchased by the Corporation, the consideration for which was allocated to Genzyme General Division, (B) one for each $10.00 reallocated from Genzyme General Division to Genzyme Tissue Repair Division from time to time in satisfaction of the funding commitment or the purchase option of Genzyme General Division set forth in sections 4.17 and 4.18 of the Agreement and Plan of Reorganization among the Corporation, Phoenix Acquisition Corporation and BioSurface Technology, Inc. dated as of July 25, 1994, up to a maximum of $30,000,000, and (C) the number equal to the fair value (as determined by the Board of Directors) of assets or properties allocated to Genzyme General Division that are reallocated to Genzyme Tissue Repair Division (other than reallocations that represent sales at fair value between such Divisions or reallocations described in the foregoing clause (B)) divided by the Fair Market Value of one share of GTR Stock as of the date of such reallocation;

PROVIDED, that the Corporation shall take no action which would have the effect of reducing the GTR Designated Shares to a number which is less than zero. Within 45 days after the end of each fiscal quarter of the Corporation, the Corporation shall prepare and file a statement of such change with the transfer agent for the GTR Stock and with the Clerk of the Corporation.

G. GENERAL PROVISIONS REGARDING THE COMMON STOCK

    1. GENERAL EXCHANGE AND REDEMPTION PROVISIONS. In the event of any exchange or mandatory redemption or dividend pursuant to the provisions of these Articles of Organization, the following provisions shall apply:

        (a) Any notice delivered hereunder shall be sent by the Corporation to each record holder of shares of the Common Stock to be exchanged or redeemed or upon which will be made a dividend payment (the "Exchange Stock") and to the holders of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such Exchange Stock (unless alternate provision for such notice is made pursuant to the terms of such Convertible Securities). Unless otherwise required by any other provision of these Articles of Organization, such notice shall be sent not less nor more than 60 days prior to the Exchange Date.

        (b) With respect to an exchange or redemption, such notice shall state, to the extent and in the manner applicable, (1) the number of shares of Exchange Stock outstanding on the record date for such exchange or redemption and the number of such shares to be redeemed or exchanged,
    (2) the aggregate amount and form of consideration, including shares of Common Stock, other securities, cash or other property, that will be paid on the Exchange Date or Redemption Date upon the exchange or redemption of the shares of Exchange Stock, (3) the amount and form of such consideration to be received by such holder with respect to each share of the Exchange Stock held by such holder, including details as to the calculation thereof,
    (4) the Exchange Date or Redemption Date, (5) the place or places where certificates for shares of Exchange Stock, properly endorsed or assigned for transfer are to be surrendered for delivery of such consideration (unless the Corporation shall waive such requirement), (6), if applicable, a statement to the effect that, subject to Section IV.G.1(e) dividends on shares of Exchange Stock shall cease to be paid as of such Exchange Date or Redemption Date, (7) the number of shares of Exchange Stock into or for which outstanding Convertible Securities are convertible, exchangeable or exercisable as of the record date for such exchange or redemption and the conversion, exchange or exercise price thereof and (8) in the case of notice to holders of Convertible Securities, a statement to the effect that a holder of Convertible Securities shall be entitled to receive its pro rata portion of the consideration, as applicable, upon redemption or exchange only if such holder properly converts, exchanges or exercises such Convertible Securities (unless the terms of a Convertible Security provide otherwise) on or prior to the Exchange Date or Redemption Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities if such holder thereafter converts, exchanges or exercises such Convertible Securities.

        (c) Any notice delivered under this Section IV.G.1 shall be sent by first-class mail, postage prepaid at such holder's address as the same appears on the stock transfer books of the Corporation. Neither the failure to mail such notice to any particular holder of shares of Exchange Stock nor any defect therein shall affect the sufficiency thereof with respect to any other holder of shares of Exchange Stock or the validity of any such exchange, redemption or dividend payment.

        (d) The Corporation shall not be required to issue or deliver fractional shares of any series of Common Stock, capital stock, securities or other property to any holder of shares of Exchange Stock upon any such exchange, redemption or dividend payment. If more than one share of Exchange Stock shall be held by the same holder of record, the Corporation shall aggregate the number of shares of any security that shall be issuable or any other property that shall be distributable to such holder upon any such exchange, redemption or dividend payment. If fractional shares of any security would be required to be issued or distributed to the holder of Exchange Stock, the Corporation shall, if such fractional shares are not issued or distributed to such holder, either arrange for the disposition of such fraction by or on behalf of such holder or pay the Fair Market Value (without interest) of such fractional shares.

        (e) No adjustments in respect of dividends shall be made upon the exchange or redemption of any shares of Exchange Stock; provided, however, that if the Exchange Date shall be subsequent to the record date for determining holders of Exchange Stock entitled to the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Exchange Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the exchange or redemption of such shares.

        (f) With respect to an exchange or redemption, before any holder of shares of Exchange Stock shall be entitled to receive the consideration to be received by such holder with respect to the exchange or redemption of such shares of Exchange Stock, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Exchange Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation will as soon as practicable after such surrender of certificates representing such shares of Exchange Stock deliver to the person for whose account such shares of Exchange Stock were so surrendered, or to the nominee or nominees of such person, the consideration to which such person shall be entitled as aforesaid, together with any fractional share payment contemplated by Section IV.G.1(d).

        (g) With respect to an exchange or redemption, from and after the Exchange Date, all rights of a holder of shares of Exchange Stock shall cease except for the right, upon surrender of the certificates representing such shares of Exchange Stock, to receive the consideration for which such shares were exchanged are redeemed, together with any fractional share payment contemplated by Section IV.G.1(d), and rights to dividends as provided in Section IV.G.1(e). No holder of a certificate that immediately prior to the Exchange Date represented shares of Exchange Stock shall be entitled to receive any dividend or interest payment or other distribution with respect to the shares of any security or instrument for which the Exchange Stock was exchanged or redeemed until surrender of such holder's certificate for a certificate or certificates or instrument or instruments representing such security (unless the Corporation shall waive such requirement). Subject to applicable escheat and similar laws, upon such surrender, there shall be paid to the holder the amount of any dividend or interest payments or other distributions (without interest) which theretofore became payable with respect to a record date after the Exchange Date, but that were not paid by reason of the foregoing, with respect to the number of shares of the kind of securities represented by the certificate or certificates issued upon such surrender. From and after the Exchange Date, the Corporation shall, however, be entitled to treat the certificates for Exchange Stock that have not yet been surrendered for exchange or redemption as evidencing the ownership of the number of shares of the kind of securities for which the shares of Exchange Stock represented by such certificates shall have been exchanged or redeemed, notwithstanding the failure to surrender such certificates.

        (h) The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any securities in exchange for or upon redemption of or dividend payment on shares of Exchange Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any such securities issued in exchange or upon redemption or as a dividend in a name other than that in which the shares of Exchange Stock so exchanged or redeemed or paid as a dividend upon were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid or that no such tax is due.

        (i) After the Exchange Date, any share of Exchange Stock issued upon conversion or exercise of any Convertible Security shall, immediately upon issuance pursuant to such conversion or exercise and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Exchange Stock, be exchanged for the amount of cash, securities and/or other property thereof (together with any payments in lieu of fractional shares or dividends, if any) that a holder of such Convertible Security would have been entitled to receive pursuant to the terms of such Convertible Security had such terms provided that the conversion privilege in effect immediately prior to any exchange by the Corporation of any shares of Exchange Stock would be adjusted so that the holder of any such Convertible Security thereafter surrendered for conversion would be entitled to receive the amount of cash, securities and/or other property he or she would have owned immediately following such action had such Convertible Security been converted immediately prior to such exchange. The foregoing provisions shall not apply to the extent that equivalent adjustments are otherwise made pursuant to the provisions of such Convertible Security.

    2. VOTING OF CONTROLLED SHARES. Shares of any series of Common Stock held by a corporation or other entity controlled by the Corporation (other than an employee benefit plan) shall be voted on any proposal requiring a vote of the holders of such series in the same proportion as votes are cast for or against such proposal by all other holders of such series.

    3. DISCRIMINATION BETWEEN CLASSES OF COMMON STOCK. Subject to the provisions of each series of Common Stock regarding the payment of dividends on such series of Common Stock, the Board of Directors may, in its sole discretion, declare and pay dividends exclusively on any series of Common Stock, or all series, in equal or unequal amounts, notwithstanding the amounts available for the payment of dividends on any series, the respective voting and liquidation rights of each series, the amounts of prior dividends declared on each series or any other factor.

    4. ADJUSTMENTS RELATIVE TO VOTING RIGHTS AND LIQUIDATION. If at any time the Corporation shall in any manner subdivide (by stock split, reclassification or otherwise) or combine (by reverse stock split, reclassification or otherwise) the outstanding shares of any series of Common Stock, or pay a dividend or make a distribution in shares of any series of Common Stock to holders of such series, the per share voting rights and the liquidation units of each series of Common Stock other than the GGD Stock shall be appropriately adjusted so as to avoid dilution in the aggregate voting and liquidation rights of any series. The issuance by the Corporation of shares of any series of Common Stock (whether by a dividend or otherwise) to the holders of any other series of Common Stock shall not require adjustment pursuant to this paragraph.

    5. RANK. All series of Common Stock shall rank junior with respect to the payment of dividends and the distribution of assets to all series of the Corporation's Preferred Stock that specifically provide that they shall rank prior to the Common Stock. Nothing herein shall preclude the Board from creating any series of Preferred Stock ranking on a parity with or prior to the Common Stock as to the payment of dividends or the distribution of assets.

    6. FRACTIONAL SHARES. Any series of Common Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of such series of Common Stock.

    7. DEFINITIONS. As used in these Articles of Organization, the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires:

        (a) "Business Day" shall mean each weekday other than any day on which any relevant series of common stock is not traded on any national securities exchange or the Nasdaq National Market or in the over-the-counter market.

        (b) The "Closing Price," with respect to any security, as of any given day, shall be (x) if such security is listed or admitted to trading on a national securities exchange, the closing price on the New York Stock Exchange Composite Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such composite tape shall not be in use or shall not report transactions in such shares, the last reported sales price regular way on the principal national securities exchange on which such shares are listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of such series of stock has been traded during such consecutive trading days), or, if there is no such sale on any such day, the mean of the bid and asked prices on such day, or (y) if such shares are not listed or admitted to trading on any such exchange, the closing price, if reported, or, if the closing price is not reported, the mean of the closing bid and asked prices as reported by the Nasdaq National Market or a similar source selected from time to time by the Corporation for the purpose.

        (c) "Convertible Securities" shall mean any securities (including employee stock options) of the Corporation that are convertible into or evidence the right to purchase any shares of any series of Common Stock.

        (d) "Disposition" shall mean the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of any properties or assets, other than by pledge, hypothecation or grant of any security interest in such properties or assets.

        (e) "Exchange Date" shall mean, in respect of any exchange of any share of a series of Common Stock effected pursuant to these Articles of Organization, the date upon which such exchange becomes effective.

        (f) "Fair Market Value" shall mean

           (1) as to shares of any series of stock of the Corporation as of any date, the average of the daily Closing Prices for the 20 consecutive Business Days commencing on the 30th Business Day prior to such date, except that in the event such Closing Prices are unavailable, Fair Market Value shall be determined by the Board of Directors;

           (2) in the case of securities other than securities of the Corporation, if such security of a class that has previously been publicly traded for a period of at least three months, the Market Value thereof or, in the case of a security that has not been publicly traded for at least such period, the fair value per share of stock or per other unit of such security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors;

           (3) in the case of property other than securities, the "Fair Market Value" as determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice.

    Any determination of Fair Market Value made under clauses 2 or 3 above shall be described in a statement filed with the records of the actions of the Board of Directors.

           (g) "Market Capitalization" of any series of Common stock on any date shall mean the product of (i) the Fair Market Value of one share of such series of Common Stock on such date and (ii) the number of shares of such series of Common Stock outstanding on such date.

           (h) "Market Value" as of any day of any security shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such day (if such day is a Business Day, and, if such day is not a Business Day, on the Business Day immediately preceding such day); or, in case no such reported sale takes place on such Business Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Business Day, in either case, on the New York Stock Exchange; or, if the shares of such class or series are not quoted on the New York Stock Exchange on such Business Day, on the Nasdaq National Market; or, if the shares of such class or series are not quoted on the Nasdaq National Market on such Business Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Business Day as furnished by any New York Stock Exchange member firm selected from time to time by the corporation; or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Business Day (including, without limitation, because such securities are not publicly held), the market value as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors. Any determination of Fair Market Value made under the final clause of the preceding sentence shall be described in a statement filed with the records of the actions of the Board of Directors.

           (i) "Qualified Tax Counsel" shall mean tax counsel who may be regular outside counsel to the Corporation but shall not be an officer or employee of the Corporation or any of its affiliates.

           (j) "Redemption Date" shall mean, in respect of any redemption of any share of a series of Common Stock effected pursuant to these Articles of Organization, the date upon which such redemption becomes effective.

           (k) "Related Business Transaction" shall mean, with respect to the Disposition of all or substantially all the properties and assets attributed to a particular series of Common Stock, such Disposition in a transaction or series of related transactions that result in the Corporation receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity which
       (i) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor and (ii) is engaged primarily or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the division or group of the Corporation to which were attributed such properties and assets prior to such Disposition, as determined by the Board of Directors.

           (l) "Tax Event" shall mean, with respect to any series of Common Stock that it has become (or will become, as the context may require) more likely than not that for United States Federal income tax purposes
       (i) the Corporation or the holders of its stock are, or at any time in the future will be, subject to tax or other adverse tax consequences upon the issuance or receipt of shares of such series of Common Stock or by reason of the existence of such series of Common Stock or (ii) either such series of Common Stock or the GGD Stock is not, or at any time in the future will not be, treated solely as stock of the Corporation.

           (m) "Tax Law Change" shall mean (i) any enactment of, amendment to, or change in the laws of the United States or any political subdivision thereof (including any announced proposed change by an applicable legislative committee or the chair in such laws), (ii) any promulgation of, amendment to, or change in the regulations under the laws of the United States or any political subdivision or taxing authority thereof or therein (including any announced proposed change in or promulgation of regulations by an administrative agency) or (iii) any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations. For purposes of rendering an opinion as to a Tax Law Change, tax counsel shall assume that any legislative or administrative proposals will be adopted or enacted as proposed.

    8. DETERMINATIONS BY THE BOARD OF DIRECTORS. Any determinations with respect to any Division or the rights of holders of any series of Common Stock made by the Board of Directors of the Corporation in good faith pursuant to or in furtherance of any provision of these Articles of Organization relating to the Common Stock shall be final and binding on all stockholders of the Corporation.

H. DESCRIPTION OF THE PREFERRED STOCK

    1. UNDESIGNATED PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The Board of Directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.

    2. TERMS OF THE SERIES A, SERIES B, SERIES C AND SERIES D JUNIOR PARTICIPATING PREFERRED STOCK.

        (a) AUTHORIZED AMOUNTS AND DESIGNATIONS. Two million shares of Preferred Stock of the Corporation are designated as Series A Junior Participating Preferred Stock (the "Series A Preferred Stock"), 400,000 shares of Preferred Stock are designated as Series B Junior Participating Preferred Stock (the "Series B Preferred Stock"), 400,000 shares of Preferred Stock are designated as Series C Junior Participating Preferred Stock (the "Series C Preferred Stock,") and 400,000 shares of Preferred Stock are designated as Series D Junior Preferred Stock (the "Series D Preferred Stock" and, together with the Series A Preferred Stock, the
    Series B Preferred Stock, the Series C Preferred Stock and any other series of Preferred Stock so designated by the Corporation's Board of Directors, the "Junior Preferred Stock"). To the extent legally permitted, such numbers of shares may be increased or decreased by vote of the Board of Directors, provided that no decrease shall reduce the number of shares of Junior Preferred Stock of any series to a number less than the number of shares of such series then outstanding plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into such series of Junior Preferred Stock.

        (b) SERIES A PREFERRED STOCK. A description of the Series A Preferred Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

           (1)  DIVIDENDS AND DISTRIBUTIONS.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of all shares of common stock of the Corporation (the "Common Shares"), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend on shares of Genzyme General Division Common Stock (the "GGD Stock") payable in shares of GGD Stock or a subdivision of the outstanding shares of GGD Stock (by reclassification or otherwise), declared on the GGD Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on shares of GGD Stock payable in shares of GGD Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GGD Stock (by reclassification or otherwise than by payment of a dividend in shares of GGD Stock) into a greater or lesser number of shares of GGD Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GGD Stock outstanding immediately after such event and the denominator of which is the number of shares of GGD Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section IV.H.2(b)(1)(A) immediately after it declares a dividend or distribution on any shares of GGD Stock (other than a dividend payable in shares of GGD Stock), provided that, in the event no dividend or distribution shall have been declared on the GGD Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           (2) VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GGD Stock payable in shares of GGD Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GGD Stock (by reclassification or otherwise than by payment of a dividend in shares of GGD Stock) into a greater or lesser number of shares of GGD Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of GGD Stock outstanding immediately after such event and the denominator of which is the number of shares of GGD Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in the Articles of Organization, in any other vote of the Board of Directors of the Corporation creating a series of Preferred Stock, or by law, the holders of shares of Series A Preferred Stock and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one series on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no voting rights.

           (3) LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of GGD Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on shares of GGD Stock payable in shares of GGD Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GGD Stock (by reclassification or otherwise than by payment of a dividend in shares of GGD Stock) into a greater or lesser number of shares of GGD Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GGD Stock outstanding immediately after such event and the denominator of which is the number of shares of GGD Stock that were outstanding immediately prior to such event.

           (4) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and or any other property (payable in kind), as the case may be, into which or for which each share of GGD Stock is changed or exchanged. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GGD Stock payable in shares of GGD Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GGD Stock (by reclassification or otherwise than by payment of a dividend in shares of GGD Stock) into a greater or lesser number of shares of GGD Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GGD Stock outstanding immediately after such event and the denominator of which is the number of shares of GGD Stock that were outstanding immediately prior to such event.

        (c) SERIES B PREFERRED STOCK. A description of the Series B Preferred Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

           (1)  DIVIDENDS AND DISTRIBUTIONS.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of all Common Shares, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend on shares of Genzyme Tissue Repair Division Common Stock (the "GTR Stock") payable in shares of GTR Stock or a subdivision of the outstanding shares of GTR Stock (by reclassification or otherwise), declared on the GTR Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GTR Stock payable in shares of GTR Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GTR Stock (by reclassification or otherwise than by payment of a dividend in shares of GTR Stock) into a greater or lesser number of shares of GTR Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GTR Stock outstanding immediately after such event and the denominator of which is the number of shares of GTR Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in Section IV.H.2(c)(1)(A) immediately after it declares a dividend or distribution on any shares of GTR Stock (other than a dividend payable in shares of GTR Stock), provided that, in the event no dividend or distribution shall have been declared on the GTR Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the

           Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           (2) VOTING RIGHTS. The holders of shares of Series B Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 100 times the number of votes to which the holder of each outstanding share of GTR Stock is then entitled on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on shares of GTR Stock payable in shares of GTR Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GTR Stock (by reclassification or otherwise than by payment of a dividend in shares of GTR Stock) into a greater or lesser number of shares of GTR Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of GTR Stock outstanding immediately after such event and the denominator of which is the number of shares of GTR Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in the Articles of Organization, in any other vote of the Board of Directors of the Corporation creating a series of Preferred Stock, or by law, the holders of shares of Series B Preferred Stock and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one series on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein or as otherwise provided by law, holders of Series B Preferred Stock shall have no voting rights.

           (3) LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of GTR Stock, or
       (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GTR Stock payable in shares of GTR Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GTR Stock (by reclassification or otherwise than by payment of a dividend in shares of GTR Stock) into a greater or lesser number of shares of GTR Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GTR Stock outstanding immediately after such event and the denominator of which is the number of shares of GTR Stock that were outstanding immediately prior to such event.

           (4) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and or any other property (payable in kind), as the case may be, into which or for which each share of GTR Stock is changed or exchanged. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GTR Stock payable in shares of GTR Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GTR Stock (by reclassification or otherwise than by payment of a dividend in shares of GTR Stock) into a greater or lesser number of shares of GTR Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GTR Stock outstanding immediately after such event and the denominator of which is the number of shares of GTR Stock that were outstanding immediately prior to such event.

        (d) SERIES C PREFERRED STOCK. A description of the Series C Preferred Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

           (1)  DIVIDENDS AND DISTRIBUTIONS.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock, in preference to the holders of Common Shares, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
           (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend on shares of Genzyme Molecular Oncology Division Common Stock (the "GMO Stock") payable in shares of GMO Stock or a subdivision of the outstanding shares of GMO Stock (by reclassification or otherwise), declared on the GMO

           Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GMO Stock payable in shares of GMO Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GMO Stock (by reclassification or otherwise than by payment of a dividend in shares of GMO Stock) into a greater or lesser number of shares of GMO Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GMO Stock outstanding immediately after such event and the denominator of which is the number of shares of GMO Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in Section IV.H.2(d)(1)(A) immediately after it declares a dividend or distribution on any shares of GMO Stock (other than a dividend payable in shares of GMO Stock), provided that, in the event no dividend or distribution shall have been declared on the GMO Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           (2) VOTING RIGHTS. The holders of shares of Series C Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 100 times the number of votes to which the holder of each outstanding share of GMO Stock is then entitled on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GMO Stock payable in shares of GMO Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GMO Stock (by reclassification or otherwise than by payment of a dividend in shares of GMO Stock) into a greater or lesser number of shares of GMO Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of GMO

           Stock outstanding immediately after such event and the denominator of which is the number of shares of GMO Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in the Articles of Organization, in any other vote of the Board of Directors of the Corporation creating a series of Preferred Stock, or by law, the holders of shares of Series C Preferred Stock and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one series on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein or as otherwise provided by law, holders of Series C Preferred Stock shall have no voting rights.

           (3) LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of GMO Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on any shares of GMO Stock payable in shares of GMO Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GMO Stock (by reclassification or otherwise than by payment of a dividend in shares of GMO Stock) into a greater or lesser number of shares of GMO Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GMO Stock outstanding immediately after such event and the denominator of which is the number of shares of GMO Stock that were outstanding immediately prior to such event.

           (4) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and or any other property (payable in kind), as the case may be, into which or for which each share of GMO Stock is changed or exchanged. In the event the Corporation shall at any time after June 12, 1997 declare or pay any dividend on shares of GMO Stock payable in shares of GMO Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GMO Stock (by reclassification or otherwise than by payment of a dividend in shares of GMO Stock) into a greater or lesser number of shares of GMO Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GMO Stock outstanding immediately after such event and the denominator of which is the number of shares of GMO Stock that were outstanding immediately prior to such event.

        (e) SERIES D PREFERRED STOCK. A description of the Series D Preferred Stock and a statement of its preferences, voting powers, qualifications and special or relative rights or privileges is as follows:

           (1)  DIVIDENDS AND DISTRIBUTIONS.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Shares, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
           (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend on shares of Genzyme Surgical Products Division Common Stock (the "GSP Stock") payable in shares of GSP Stock or a subdivision of the outstanding shares of GSP Stock (by reclassification or otherwise), declared on the GSP Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time after May 26, 1999 declare or pay any dividend on any shares of GSP Stock payable in shares of GSP Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GSP Stock (by reclassification or otherwise than by payment of a dividend in shares of GSP Stock) into a greater or lesser number of shares of GSP Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GSP Stock outstanding immediately after such event and the denominator of which is the number of shares of GSP Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in Section IV.H.2(e)(1)(A) immediately after it declares a dividend or distribution on any shares of GSP Stock (other than a dividend payable in shares of GSP Stock), provided that, in the event no dividend or distribution shall have been declared on the GSP Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           (2) VOTING RIGHTS. The holders of shares of Series D Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 100 times the number of votes to which the holder of each outstanding share of GSP Stock is then entitled on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after May 26, 1999 declare or pay any dividend on any shares of GSP Stock payable in shares of GSP Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GSP Stock (by reclassification or otherwise than by payment of a dividend in shares of GSP Stock) into a greater or lesser number of shares of GSP Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of GSP Stock outstanding immediately after such event and the denominator of which is the number of shares of GSP Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in the Articles of Organization, in any other vote of the Board of Directors of the Corporation creating a series of Preferred Stock, or by law, the holders of shares of Series D Preferred Stock and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one series on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein or as otherwise provided by law, holders of Series D Preferred Stock shall have no voting rights.

           (3) LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of GSP Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after May 26, 1999 declare or pay any dividend on any shares of GSP Stock payable in shares of GSP Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GSP Stock (by reclassification or otherwise than by payment of a dividend in shares of GSP Stock) into a greater or lesser number of shares of GSP Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GSP Stock outstanding immediately after such event and the denominator of which is the number of shares of GSP Stock that were outstanding immediately prior to such event.

           (4) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and or any other property (payable in kind), as the case may be, into which or for which each share of GSP Stock is changed or exchanged. In the event the Corporation shall at any time after May 26, 1999 declare or pay any dividend on shares of GSP Stock payable in shares of GSP Stock, or effect a subdivision or combination or consolidation of the outstanding shares of GSP Stock (by reclassification or otherwise than by payment of a dividend in shares of GSP Stock) into a greater or lesser number of shares of GSP Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of GSP Stock outstanding immediately after such event and the denominator of which is the number of shares of GSP Stock that were outstanding immediately prior to such event.

        (f) GENERAL PROVISIONS. Except as otherwise specifically provided in a particular series of Junior Preferred Stock, the following provisions shall apply to all series of Junior Preferred Stock:

           (1)  CERTAIN RESTRICTIONS.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                   (i) declare or pay dividends, or make any other
               distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

                   (ii) declare or pay dividends, or make any other
               distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                   (iii) redeem or purchase or otherwise acquire for
               consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

                   (iv) redeem, purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section IV.G.2(f)(1)(A) purchase or otherwise acquire such shares at such time and in such manner.

        (g) REACQUIRED SHARES. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as shares of the same series of Preferred Stock or as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Organization, in any other vote of the Board of Directors of the Corporation creating a series of Preferred Stock, or as otherwise required by law.

        (h) REDEMPTION. The shares of Junior Preferred Stock shall not be redeemable.

        (i) RANK. The Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall rank equally with respect to the payment of dividends and the distribution of assets together with any other series of the Corporation's Preferred Stock that specifically provide that they shall rank equally with Junior Preferred Stock. The Junior Preferred Stock shall rank junior with respect to the payment of dividends and the distribution of assets to all series of the Corporation's Preferred Stock that specifically provide that they shall rank prior to the Junior Preferred Stock. Nothing herein shall preclude the Board from creating any series of Preferred Stock ranking on a parity with or prior to the Junior Preferred Stock as to the payment of dividends or the distribution of assets.

        (j) AMENDMENT. The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the holders of Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of each outstanding series of Junior Preferred Stock, voting together as a single series, provided that, any two or more series of Junior Preferred Stock that are adversely affected in the same manner shall vote together as a single class.

        (k) FRACTIONAL SHARES. The Junior Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of the Junior Preferred Stock.

                                   APPENDIX B
                          MASSACHUSETTS APPRAISAL LAW

CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS

SECTION 86. SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES

    If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eight-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING;
            FORM

    The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating the he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (OR, IN THE CASE OF A CONSOLIDATION OR MERGER, THE NAME OF THE RESULTING OR SURVIVING CORPORATION SHALL BE INSERTED), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payments for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88. NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

    The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89. DEMAND FOR PAYMENT; TIME FOR PAYMENT

    If within twenty days after the date of mailing of a notice under subsection
(e) of section eight-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90. DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE

    If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION 91. PARTIES TO SUIT TO DETERMINE VALUE; SERVICE

    If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92. DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE

    After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93. REFERENCE TO SPECIAL MASTER

    The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION 94. NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL

    On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholders parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95. COSTS; INTEREST

    The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96. DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT

    Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

    Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION 97. STATUS OF SHARES PAID FOR

    The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98. EXCLUSIVE REMEDY; EXCEPTION

    The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     GENZYME GENERAL DIVISION COMMON STOCK

    By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme General Division common stock that I am entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

    If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme General stock will be voted FOR each of the proposals. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                     PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.   Proposal to elect one director.                                         [  ] FOR  [  ] WITHHELD

NOMINEE: Henri A. Termeer

                                                                     FOR               AGAINST             ABSTAIN
2.   Proposal to amend the 1990 Equity Incentive Plan to             [  ]                [  ]                [  ]
     increase the number of shares of Genzyme Surgical
     Products common stock available for grant.
3.   Proposal to approve and adopt the amendment to the              [  ]                [  ]         [  ]
     Genzyme charter SUBJECT TO THE CONDITION THAT if the
     holders of less than a majority of any of the GZMO
     Stock, GZSP Stock or GZTR Stock outstanding and
     entitled to vote fail to approve and adopt the
     amendment, then the provisions of the proposed
     amendment (other than the provision contained at
     Article IV, Section G, governing generally all series
     of stock) shall not be adopted for that series.

Signature:  -------------------------   Date:  -------------------------   Signature:  -------------------------   Date:
                                                                                       (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

             ANNUAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                             THURSDAY, MAY 25, 2000
--------------------------------------------------------------------------------
                           PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
--------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                GENZYME SURGICAL PRODUCTS DIVISION COMMON STOCK

    By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Surgical Products Division common stock that I am entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

    If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Surgical Products stock will be voted FOR each of the proposals. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                     PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.   Proposal to elect one director.                                         [  ] FOR  [  ] WITHHELD

NOMINEE: Henri A. Termeer

                                                                     FOR               AGAINST             ABSTAIN
2.   Proposal to amend the 1990 Equity Incentive Plan to             [  ]                [  ]                [  ]
     increase the number of shares of Genzyme Surgical
     Products common stock available for grant.
3.   Proposal to approve and adopt the amendment to the              [  ]                [  ]                [  ]
     Genzyme charter SUBJECT TO THE CONDITION THAT if the
     holders of less than a majority of any of the GZMO
     Stock, GZSP Stock or GZTR Stock outstanding and
     entitled to vote fail to approve and adopt the
     amendment, then the provisions of the proposed
     amendment (other than the provision contained at
     Article IV, Section G, governing generally all series
     of stock) shall not be adopted for that series.

Signature:  -------------------------   Date:  -------------------------   Signature:  -------------------------   Date:
                                                                                       (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

             ANNUAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                             THURSDAY, MAY 25, 2000
--------------------------------------------------------------------------------
                           PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
--------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  GENZYME TISSUE REPAIR DIVISION COMMON STOCK

    By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Tissue Repair Division common stock that I am entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

    If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Tissue Repair stock will be voted FOR each of the proposals. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                     PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.   Proposal to elect one director.                                         [  ] FOR  [  ] WITHHELD

NOMINEE: Henri A. Termeer

                                                                  FOR               AGAINST             ABSTAIN
2.   Proposal to amend the 1990 Equity Incentive Plan to          [  ]                [  ]                [  ]
     increase the number of shares of Genzyme Surgical
     Products common stock available for grant.
3.   Proposal to approve and adopt the amendment to the           [  ]                [  ]                [  ]
     Genzyme charter SUBJECT TO THE CONDITION THAT if the
     holders of less than a majority of any of the GZMO
     Stock, GZSP Stock or GZTR Stock outstanding and
     entitled to vote fail to approve and adopt the
     amendment, then the provisions of the proposed
     amendment (other than the provision contained at
     Article IV, Section G, governing generally all
     series of stock) shall not be adopted for that
     series.

Signature:  -------------------------   Date:  -------------------------   Signature:  -------------------------   Date:
                                                                                       (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

             ANNUAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                             THURSDAY, MAY 25, 2000
--------------------------------------------------------------------------------
                           PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
--------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                GENZYME MOLECULAR ONCOLOGY DIVISION COMMON STOCK

    By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Molecular Oncology Division common stock that I am entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

    If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Molecular Oncology stock will be voted FOR each of the proposals. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                     PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.   Proposal to elect one director.                                         [  ] FOR  [  ] WITHHELD

NOMINEE: Henri A. Termeer

                                                                     FOR               AGAINST             ABSTAIN
2.   Proposal to amend the 1990 Equity Incentive Plan to             [  ]                [  ]                [  ]
     increase the number of shares of Genzyme Surgical
     Products common stock available for grant.
3.   Proposal to approve and adopt the amendment to the              [  ]                [  ]                [  ]
     Genzyme charter SUBJECT TO THE CONDITION THAT if the
     holders of less than a majority of any of the GZMO
     Stock, GZSP Stock or GZTR Stock outstanding and
     entitled to vote fail to approve and adopt the
     amendment, then the provisions of the proposed
     amendment (other than the provision contained at
     Article IV, Section G, governing generally all series
     of stock) shall not be adopted for that series.

Signature:  -------------------------   Date:  -------------------------   Signature:  -------------------------   Date:
                                                                                       (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

             ANNUAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                             THURSDAY, MAY 25, 2000
--------------------------------------------------------------------------------
                           PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
--------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
--------------------------------------------------------------------------------